EXECUTION VERSION

THIS AMENDED AND RESTATED RESTRUCTURING SUPPORT AGREEMENT IS NOT AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN WITHIN THE MEANING OF SECTION 1125 OF THE BANKRUPTCY CODE. ANY SUCH OFFER OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE. NOTHING CONTAINED IN THIS AMENDED AND RESTATED RESTRUCTURING SUPPORT AGREEMENT SHALL BE AN ADMISSION OF FACT OR LIABILITY OR, UNTIL THE OCCURRENCE OF THE AMENDED AGREEMENT EFFECTIVE DATE ON THE TERMS DESCRIBED HEREIN, DEEMED BINDING ON ANY OF THE PARTIES HERETO.
AMENDED AND RESTATED RESTRUCTURING SUPPORT AGREEMENT
This Amended and Restated Restructuring Support Agreement (including all exhibits and schedules attached hereto and in accordance with Section 2, this “Amended Agreement”) is made and entered into as of October 11, 2017, by and among the following parties (each of the foregoing described in sub-clauses (1) through (4), and any person or entity that becomes a party hereto in accordance with the terms hereof, a “Party” and, collectively, the “Parties”):

1.
each of the debtors and debtors in possession in the jointly administered chapter 11 bankruptcy cases under the lead case In re Breitburn Energy Partners LP, Case No. 16-11390 (SMB), including, but not limited to, BBEP, Breitburn GP LLC, Breitburn Operating LP (“BOLP”), Breitburn Operating GP LLC, Breitburn Management Company LLC, Breitburn Finance Corporation (“Breitburn Finance”), Alamitos Company, Beaver Creek Pipeline, L.L.C., Breitburn Florida LLC, Breitburn Oklahoma LLC, Breitburn Sawtelle LLC, Breitburn Transpetco GP LLC, Breitburn Transpetco LP LLC, GTG Pipeline LLC, Mercury Michigan Company, LLC, Phoenix Production Company, QR Energy, LP, QRE GP, LLC, QRE Operating, LLC, Terra Energy Company LLC, Terra Pipeline Company LLC, and Transpetco Pipeline Company, L.P. (collectively, the “Debtors”);

2.
the undersigned beneficial holders of, or investment managers, advisers or sub-advisers for holders of, claims against the Debtors under the outstanding 9.25% Senior Secured Second Lien Notes due 2020 (the “Second Lien Notes”) issued pursuant to that certain Indenture, dated as of April 8, 2015 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Second Lien Notes Indenture”), by and among BBEP, BOLP, and Breitburn Finance, as issuers, the guarantors party thereto, Delaware Trust Company, as successor trustee and collateral agent, and Permitted Transferees (defined below) of such claims in accordance with Section 6 of this Amended Agreement (such claims, the “Second Lien Note Claims,” and such undersigned holders of Second Lien Note Claims, collectively, the “Consenting Second Lien Creditors”);

3.	the undersigned beneficial holders of, or investment managers, advisers or sub-advisers for holders of, claims against the Debtors under (a) the outstanding 8.625% Senior Notes due 2020 (the “2020 Senior Notes”) issued pursuant to that certain Indenture, dated as of October 6, 2010 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “2020 Senior Notes Indenture”), by and among BBEP and Breitburn Finance, as issuers, the guarantors party thereto, and U.S. Bank National Association, as trustee, and (b) the outstanding 7.875% Senior Notes due 2022 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “2022 Senior Notes”, and together with the 2020 Senior Notes the “Senior Unsecured Notes”, and together with the Second Lien Notes, the “Notes”) issued pursuant to that certain Indenture, dated as of January 13, 2012 (the “2022 Senior Notes Indenture”, and together with the Second Lien Notes Indenture and the 2020 Senior Notes Indenture, the “Indentures”), by and among BBEP and Breitburn Finance, as issuers, the guarantors party thereto, U.S. Bank National Association, as trustee, and, in each case, Permitted Transferees of such claims in accordance with Section 6 of this Amended Agreement (such claims, the “Senior Unsecured Note Claims” and such undersigned holders of Senior Unsecured Note Claims, collectively, the “Consenting Senior Unsecured Creditors”), who may also constitute Commitment Parties

4.	if the Official Committee of Unsecured Creditors appointed in the Chapter 11 Cases (defined below) (the “UCC”) becomes a Party hereto, the UCC; and

5.
if the lenders under the Debtors’ prepetition revolving credit facility become a Party hereto, (the “RBL Lenders” and, together with the UCC, the Consenting Second Lien Creditors, and the Consenting Senior Unsecured Creditors, the “Consenting Creditors”), the RBL Lenders.

Capitalized terms used but not otherwise defined herein have the meaning ascribed to such terms in the Amended BCA (defined below) or the Approved Plan (defined below), as applicable, subject to Section 2 hereof.
RECITALS
WHEREAS, on May 15, 2016, the Debtors commenced voluntary cases under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (the “Bankruptcy Code”), which are being jointly administered under the caption In re Breitburn Energy Partners LP, et al., Case No. 16-11390 (SMB) (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”);
WHEREAS, on September 22, 2017, the Consenting Second Lien Creditors and the Consenting Senior Unsecured Creditors entered into a restructuring support agreement (the “Initial RSA”) and a backstop commitment agreement (the “Initial BCA”);
WHEREAS, in connection with the Chapter 11 Cases, and following the execution of the Initial RSA and Initial BCA, the Debtors, the Consenting Second Lien Creditors, and the Consenting Senior Unsecured Creditors have engaged in further good faith, arm’s length negotiations regarding the terms of a chapter 11 plan of reorganization, substantially in the form attached as Exhibit A hereto (together with any amendments thereto consistent with this Amended Agreement, the “Approved Plan”), and the terms and provisions thereof, including the Restructuring Transactions
WHEREAS, such Approved Plan shall contain the terms and conditions set forth in, and be consistent in all respects with, the term sheet attached as Exhibit D hereto (the “Term Sheet”);
WHEREAS, upon the consent of the Requisite Commitment Parties, and the Requisite Consenting Second Lien Creditors (each defined below), the UCC and the RBL Lenders may become Parties;
WHEREAS, as of the date hereof, the Consenting Second Lien Creditors collectively represent or hold, in the aggregate, more than fifty percent (50%) in number of holders and more than 66 2/3% of the aggregate principal amount of the Second Lien Notes;
WHEREAS, as of the date hereof, the Consenting Senior Unsecured Creditors collectively represent or hold, in the aggregate, more than 68% (subject to the closing of certain pending trades) of the aggregate principal amount of the Senior Unsecured Notes;
WHEREAS, to provide assurance that the Rights Offering will be fully subscribed, certain of the Consenting Senior Unsecured Creditors that are Commitment Parties will backstop the Rights Offering and exercise the Minimum Allocation Rights, each in accordance with the terms and conditions set forth in an amendment to the Initial BCA (the “Amended BCA”), to be entered into contemporaneously herewith;
WHEREAS, the Parties desire to express to each other their mutual support and commitment with respect to the matters provided in the Approved Plan, the Amended BCA, and hereunder;
WHEREAS, in expressing such support and commitment, the Parties do not desire and do not intend in any way to derogate from or diminish the solicitation requirements of applicable law, including chapter 11 of the Bankruptcy Code;
WHEREAS, notwithstanding any proposed deadlines in relation to the Restructuring Transactions, the Parties intend to complete the Restructuring Transactions with all speed in as timely a manner as practicable and to negotiate in good faith with each other Party to consummate the Restructuring Transactions; and
WHEREAS, subject to the execution of definitive documentation and appropriate approvals by the Bankruptcy Court, the terms of this Amended Agreement set forth the Parties’ entire agreement concerning their respective obligations.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party, intending to be legally bound hereby, agrees as follows:
Section 1.    Agreement Effective Date. This Amended Agreement shall become effective and binding upon each Party immediately following the occurrence of the following conditions (the “Amended Agreement Effective Date”):
(a)    the Amended BCA has been executed;
(b)    the Debtors shall have executed and delivered counterpart signatures to this Amended Agreement to each other Party;
(c)    holders of 66 2/3% of the aggregate principal amount of the Second Lien Notes have executed and delivered counterpart signatures to this Amended Agreement to each other Party; and
(d)    holders of more than 68% (subject to the closing of certain pending trades) of the aggregate principal amount of the Senior Unsecured Notes have executed and delivered counterpart signatures to this Amended Agreement to each other Party
Notwithstanding the occurrence of the Agreement Effective Date, this Agreement contemplates, and the Consenting Creditors and the Debtors acknowledge, that the UCC or the RBL Lenders may become Parties upon execution and delivery of counterpart signature pages of this Agreement to counsel to each other Party and at such time the UCC and/or RBL Lenders shall become obligated under this Agreement.
To the extent the the UCC or the RBL Lenders become a Party, their legal counsel may be provided signature pages of the Consenting Creditors in unredacted form; provided, that the UCC and the RBL Lenders and their legal counsel shall not be permitted to disclose any of the holdings of Debtor Claims (defined below) or Backstop Commitments (defined in the Backstop Commitment Agreement) of any Consenting Second Lien Creditor or Consenting Senior Unsecured Creditor set forth on such unredacted signature pages.
For the avoidance of doubt, if there is a Termination Date (defined in Section 9.05) pursuant to Section 9.02, any and all provisions referencing “Weil,” the “Debtor,” or the “Debtors” are, and shall continue to be, in full force and effect with respect to the Consenting Creditors as if such provisions were written without reference to “Weil,” the “Debtor,” or the “Debtors,” and this Amended Agreement shall be in full force and effect with respect to each other Party hereto. Further, for the avoidance of doubt, if the UCC or the RBL Lenders never become a Party, any and all provisions of the Agreement referencing Milbank, the UCC, W&S, or the RBL Lenders are, and shall continue to be, in full force and effect with respect to the other Consenting Creditors as if such provisions were written without reference to Milbank, the UCC, W&S, or the RBL Lenders and this Agreement shall be in full force and effect with respect to each other Party hereto.
Signature pages executed by the Consenting Second Lien Creditors and the Consenting Senior Unsecured Creditors shall be delivered to Kirkland & Ellis LLP (“K&E”), legal counsel to the

Consenting Second Lien Creditors; Akin Gump Strauss Hauer & Feld LLP (“Akin Gump”), legal counsel to the Ad Hoc Unsecured Noteholder Group; White & Case LLP (“W&C”), legal counsel to a group of certain of the other Consenting Senior Unsecured Creditors; Weil Gotshal & Manges LLP (“Weil”), legal counsel to the Debtors; if applicable, Milbank, Tweed, Hadley & McCloy LLP (“Milbank”), legal counsel to the UCC; and, if applicable, Winston & Stawn, (“W&S”) LLP, legal counsel to the RBL Lenders. Each Consenting Creditor intends to be and is bound under this Amended Agreement with respect to any and all claims against, or interests in, any of the Debtors, whether currently held or hereafter acquired by such Consenting Creditor.
Section 2.    Exhibits Incorporated by Reference. Each of the exhibits and schedules attached hereto is expressly incorporated herein and made a part of this Amended Agreement, and all references to this Amended Agreement shall include the exhibits. In the event of any inconsistency between this Amended Agreement (without reference to the exhibits) and the exhibits, the terms of the exhibits shall govern. This Amended Agreement (without reference to the exhibits) may be interpreted with reference to the definitions set forth in the exhibits, to the extent such terms are used herein.
Section 3.    Definitive Documentation.
(a)    The definitive documents and agreements (collectively, the “Restructuring Documents”) related to or otherwise utilized to implement, effectuate or govern the Restructuring Transactions shall consist of every order entered by the Bankruptcy Court and every pleading, motion, proposed order or document (but not including any notices, except as otherwise set forth in this section) filed by the Parties, to the extent, in each case, such orders, pleadings, motions, proposed orders or documents relate to the Restructuring Transactions or the implementation or consummation of the transactions contemplated by this Amended Agreement (including the Approved Plan and the Amended BCA). The Restructuring Documents that remain subject to negotiation and completion, shall, upon completion, contain terms, conditions, representations, warranties, and covenants consistent in all respects with, and containing the terms and conditions set forth in, this Amended Agreement (including the Approved Plan), the Amended BCA, and the Term Sheet (unless such discrepancy between the Term Sheet and the Restructuring Documents is agreed to by the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties, as applicable), and shall otherwise be in form and substance acceptable to the Debtors, the Requisite Consenting Second Lien Creditors, and the Requisite Commitment Parties, except as otherwise set forth herein or in the Approved Plan. As used herein, the term “Requisite Consenting Second Lien Creditors” means, at any relevant time, Consenting Second Lien Creditors (i) holding at least a majority of the sum of the outstanding Second Lien Note Claims held by all Consenting Second Lien Creditors and (ii) at least fifty percent (50%) in number calculated by providing one vote to each of (x) EIG Redwood Debt Aggregator, LP and its affiliates (“EIG”), (y) Anchorage Capital Partners, LP and its affiliates (“Anchorage”), and (z) Guggenheim Partners Investment Management, LLC and its affiliates (“Guggenheim”) (provided, that if, at any time prior to the Effective Date, EIG, Anchorage or Guggenheim sell all of their Second Lien Note Claims, the applicable holder shall no longer have voting rights under the immediately preceding clause (ii)), and the term “Requisite Commitment Parties” shall have the meaning ascribed to such term in the Amended BCA. The Restructuring Documents include:

(i)    the Approved Plan;
(ii)    the Disclosure Statement (and all exhibits and other documents and instruments related thereto) with respect to the Approved Plan, the other solicitation materials in respect of the Approved Plan (such materials, collectively, the “Solicitation Materials”), the motion to approve the Disclosure Statement and the order approving the Disclosure Statement (the “Disclosure Statement Order”);
(iii)    the Amended BCA, the Rights Offering procedures and any offering document or other document to effectuate the Rights Offering, the BCA Motion (defined below), and the BCA Approval Order (defined below);
(iv)    any documents or agreements for exit financing for LegacyCo, including, any related credit agreement or required intercreditor agreement;
(v)    any documents or agreements in connection with the Restructuring Transactions and related to the governance of Reorganized Debtors following the conclusion of the Chapter 11 Cases, including any certificates of incorporation, certificates of formation, bylaws, limited liability company agreements (or equivalent governing documents), shareholders’ agreements and registration rights agreements;
(vi)    all other documents that will comprise the Plan Supplement; and
(vii)    the Confirmation Order and pleadings in support of entry of the Confirmation Order.
(b)    Notwithstanding anything set forth in this Amended Agreement, the definitive terms and conditions of the Rights Offering shall be subject to the consent and approval of the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties; provided, however, that notwithstanding the foregoing or anything to the contrary herein, any amendment or modification (i) to the conditions to closing as set forth in the Amended BCA, (ii) of the specific economic treatment of the Senior Unsecured Notes under the Approved Plan or the Commitment Parties pursuant to the Rights Offering or the Amended BCA (including, but not limited to, the amount of the Rights Offering, the size of the Minimum Allocation Rights, the amount of the Put Option Premium, and the amount of the Breakup Premium), as set forth in the Approved Plan or the Amended BCA, as applicable, or (iii) that has a materially adverse and disproportionate effect on a Commitment Party, shall be subject to the consent and approval of each Commitment Party.
(c)    Further, notwithstanding anything set forth in this Amended Agreement to the contrary, (i) the definitive documents or agreements for the post-Effective Date governance of New Permian Corp. shall be consistent in all material respects with the Approved Plan and Term Sheet and shall be otherwise acceptable the Requisite Commitment Parties and (ii) the definitive documents or agreements for exit financing for LegacyCo and the post-Effective Date governance of LegacyCo shall be consistent in all material respects with the Approved Plan and Term Sheet and shall be otherwise acceptable to the Requisite Consenting Second Lien Creditors.

Section 4.    Milestones. The following milestones (the “Milestones”) shall apply to this Amended Agreement, unless extended or agreed to in writing by counsel to the Debtors, counsel to the Requisite Consenting Second Lien Creditors, and counsel to the Requisite Commitment Parties:
(a)    by no later than October 11, 2017, the Debtors shall file the (i) the Approved Plan, (ii) the Disclosure Statement, (iii) the motion seeking entry of the Disclosure Statement Order, and (iv) (x) the motion seeking approval of the Amended BCA (including payment of the Put Option Premium), (y) Rights Offering procedures, and (z) payment of related premiums, fees and expenses and related forms (the “BCA Motion”);
(b)    by no later than the forty-fifth (45th) day after the date the Disclosure Statement and BCA Motion are filed, the Bankruptcy Court shall have entered (i) the Disclosure Statement Order and (ii) an order approving (A) the Amended BCA (including payment of the Put Option Premium), (B) Rights Offering procedures, and (C) payment of related premiums, fees and expenses (such order containing all such approvals, the “BCA Approval Order”);
(c)    by no later than the sixtieth (60th) day after the date that the Bankruptcy Court enters the Disclosure Statement Order and the BCA Approval Order, the Bankruptcy Court shall have entered the Confirmation Order;
(d)    by no later than the twenty-fifth (25th) day (subject to Section 2.3(a) of the Amended BCA) after the entry of the Confirmation Order (the “Outside Date”), the Effective Date shall have occurred.
Section 5.    Commitments Regarding the Restructuring Transactions.
5.01.    Commitment of the Consenting Creditors.
(a)    During the period beginning on the Amended Agreement Effective Date and ending on a Termination Date (defined in Section 9.05) (such period, the “Amended Effective Period”), subject to the terms and conditions hereof, each of the Consenting Creditors agrees, severally and not jointly, that:
(i)    it shall cooperate and coordinate activities (to the extent practicable and subject to the terms hereof) with the other Parties and will use commercially reasonable efforts to pursue, support, solicit, implement, confirm, and consummate the Restructuring Transactions contemplated by the Approved Plan, as applicable, and to execute any document and give any notice, order, instruction, or direction reasonably necessary to support, facilitate, implement, consummate, or otherwise give effect to the Restructuring Transactions contemplated by the Approved Plan, as applicable, and to act in good faith and take all commercially reasonable actions to negotiate the Restructuring Documents with the other Consenting Creditors and the Debtors and consummate the Restructuring Transactions in a manner consistent with this Amended Agreement and the Approved Plan;

(ii)    it shall cooperate and coordinate activities (to the extent practicable and subject to the terms hereof) with the other Parties;
(iii)    it shall not, directly or indirectly:
(A)    object to, delay, impede, or take any other action to interfere with the acceptance, implementation, or consummation of the Restructuring Transactions;
(B)    propose, support, vote for, encourage, seek, solicit, pursue, initiate, assist, join in, participate in the formulation of or enter into negotiations or discussions with, any entity regarding any Alternative Transaction or any arrangement, understanding or agreements related to any Alternative Transaction or any other financing of or investment in any of the Debtors other than the Restructuring Transactions;
(C)    direct the trustee under any of the Second Lien Notes, 2020 Senior Notes and/or 2022 Senior Notes (as applicable) to take any action contemplated in (A) or (B) above;
(iv)    it shall, subject to the receipt by such Consenting Creditor of the Disclosure Statement and the Solicitation Materials, (in each case, solely in respect of the Approved Plan), approved by the Bankruptcy Court as containing “adequate information” as such term is defined in section 1125 of the Bankruptcy Code:
(A)    timely vote each of its claims against the Debtors (including each of its Second Lien Note Claims, which includes the Allowed Second Lien Note Claims described below, and Senior Unsecured Note Claims, and any other claims against the Debtors) (such claims, collectively, the “Debtor Claims”) to accept the Approved Plan by delivering its duly executed and completed ballot(s) accepting the Approved Plan on a timely basis following the commencement of the solicitation and its actual receipt of the Solicitation Materials and ballot; and
(B)    not change or withdraw (or cause to be changed or withdrawn) such vote, provided, however, that such vote may be revoked (and, upon such revocation, deemed void ab initio) by such Consenting Creditor at any time if this Amended Agreement is terminated with respect to such Consenting Creditor (it being understood by the Parties that any modification of the Approved Plan that results in a termination of this Amended Agreement pursuant to Section 9 hereof shall entitle such Consenting Creditor to an opportunity to change its vote in accordance with section 1127(d) of the Bankruptcy Code, and the Solicitation Materials with respect to the Approved Plan shall be consistent with this proviso);

(v)    except to the extent expressly contemplated under the Approved Plan or this Amended Agreement, it will not, and will not direct the trustee under any of the Second Lien Notes, 2020 Senior Notes and/or 2022 Senior Notes (as applicable) to exercise any right or remedy for the enforcement, collection, or recovery of any of the Debtor Claims, and any other claims against any direct or indirect subsidiaries of the Debtors that are not Debtors; provided, however, that nothing in this Amended Agreement shall limit the right of any Party to exercise any right or remedy provided under the Confirmation Order or any other Restructuring Document;
(vi)    at least three (3) business days (or such shorter review period as necessary in light of exigent circumstances) prior to the date when any Consenting Creditor intends to file, such Consenting Creditor shall provide draft copies of all material motions, proposed orders, amended versions of the Approved Plan or Disclosure Statement to K&E, Akin Gump, W&C, W&S, and Milbank, as applicable, that it intends to file with the Bankruptcy Court and, at least five (5) business days prior to the date when the applicable Consenting Creditor intends to file, provide draft copies of any Restructuring Documents and related motions, the Confirmation Order and any supplements to the Approved Plan to K&E, Akin Gump, W&C, W&S, and Milbank, as applicable. The applicable Consenting Creditor shall consult in good faith with K&E, Akin Gump, W&C, W&S, and Milbank, as applicable, regarding the form and substance of all material proposed filings with the Bankruptcy Court; provided, that the consent requirements set forth in this Agreement or Approved Plan shall apply with respect to any motions, declarations, proposed orders or other filings with the Bankruptcy Court that constitute Restructuring Documents; and
(vii)    if such Consenting Creditor is the UCC, support the confirmation and consummation of the Approved Plan and submit a letter, which will be included in the Solicitation Materials, recommending that the unsecured creditors of the Debtors vote in favor of the Approved Plan, which letter and recommendation shall not be subsequently withdrawn.
provided, however, that nothing in this Section 5.01(a) shall require any Consenting Creditor to incur any expenses, liabilities or other obligations, or agree to any commitments, undertakings, concessions, indemnities or other arrangements, that could result in expenses, liabilities or other obligations to any such Party, other than as specifically stated in this Amended Agreement, the Approved Plan, or the Amended BCA and commercially reasonable expenses incurred in furtherance of its obligations under this Amended Agreement.
(b)    The foregoing sub-clause (a) of this Section 5 will not limit any of the following Consenting Creditor rights:

(i)    under any applicable bankruptcy, insolvency, foreclosure or similar proceeding, including, appearing as a party in interest in any matter to be adjudicated in order to be heard concerning any matter arising in the Chapter 11 Cases, in each case provided that such appearance and the positions advocated in connection therewith are not inconsistent with this Amended Agreement and do not hinder, delay or prevent consummation of the Restructuring Transactions;
(ii)    under the Indentures and any applicable credit agreement, indenture, other loan document or applicable law, or constitute a waiver or amendment of any provision thereof provided that such rights are not inconsistent with the terms of this Amended Agreement solely during the time in which this Amended Agreement is in effect and do not hinder, delay or prevent consummation of the Restructuring Transactions;
(iii)    to take or direct any action relating to maintenance, protection, or preservation of any collateral provided that such action is not inconsistent with this Amended Agreement and does not hinder, delay or prevent consummation of the Restructuring Transactions;
(iv)    to purchase, sell or enter into any transactions in connection with the Second Lien Note Claims, Senior Unsecured Note Claims or any other Debtor Claims, subject to the terms of this Amended Agreement;
(v)    to consult with other Consenting Creditors, the Debtors or any other party in interest in the Chapter 11 Cases, provided, that such action is not inconsistent with this Amended Agreement and does not hinder, delay or prevent consummation of the Restructuring Transactions; or
(vi)    to enforce any right, remedy, condition, consent or approval requirement under this Amended Agreement or any of the Restructuring Documents.
5.02.    Commitments of Debtor.
(a)    During the Amended Effective Period, the Debtors agree to:
(i)    pursue the Restructuring Transactions on the terms set forth in this Amended Agreement, the Term Sheet, and the Approved Plan, and not sign any agreement to pursue any auction, sale process or other restructuring transaction for the Debtors or substantially all of its assets;
(ii)    use good faith efforts to implement this Amended Agreement and the Approved Plan in accordance with the Term Sheet, the transactions and other actions contemplated hereby and thereby;
(iii)    (A) support and complete the Restructuring Transactions set forth in this Amended Agreement and the Approved Plan; (B) negotiate in good faith all

Restructuring Documents that are subject to negotiation as of the Amended Agreement Effective Date; (C) execute and deliver any other required agreements to effectuate and consummate the Restructuring Transactions; (D) make commercially reasonable efforts to obtain required regulatory and/or third‑party approvals for the Restructuring Transactions, if any; (E) complete the Restructuring Transactions in a timely and expeditious manner, and as otherwise required by this Amended Agreement and the Restructuring Documents; (F) not undertake any actions materially inconsistent with the Restructuring Transactions or the adoption and implementation of the Approved Plan and confirmation thereof and not take any action directly or indirectly that is inconsistent with, or that would reasonably be expected to prevent, interfere with, delay or impede the approval of the Disclosure Statement, the solicitation of votes on the Approved Plan, and the confirmation and consummation of the Approved Plan and the Restructuring Transactions, including soliciting or causing or allowing any of its agents or representatives to solicit any agreements or commence or continue negotiations with any party in interest in these Chapter 11 Cases relating to any chapter 11 plan or restructuring transaction (including, for the avoidance of doubt, a transaction premised on an asset sale under section 363 of the Bankruptcy Code) other supporting, pursuing, or otherwise facilitating the consummation of an Alternative Transaction; (G) not, nor encourage any other person to, take any action which would, or would reasonably be expected to, breach or be inconsistent with this Amended Agreement or delay, impede, appeal, or take any other negative action, directly or indirectly, to interfere with the acceptance or implementation of the Restructuring Transactions; and (H) use commercially reasonable efforts to support and obtain Bankruptcy Court approval of the release, exculpation, and indemnification provisions set forth in the Restructuring Documents;
(iv)    do all things reasonably necessary and appropriate in furtherance of confirming the Approved Plan and consummating the Restructuring Transactions in accordance with, and within the time frames contemplated by, this Amended Agreement (including compliance with each Milestone);
(v)    at least three (3) business days (or such shorter review period as necessary in light of exigent circumstances) prior to the date when the Debtors intend to file, provide draft copies of all material motions, proposed orders, amended versions of the Approved Plan or Disclosure Statement to K&E, Akin Gump, W&C, W&S, and Milbank, that any Debtor intends to file with the Bankruptcy Court and, at least five (5) business days prior to the date when the applicable Debtor intends to file, provide draft copies of any Restructuring Documents and related motions, the Confirmation Order and any supplements to the Approved Plan to K&E, Akin Gump, W&C W&S, and Milbank. The Debtors shall consult in good faith with K&E, Akin Gump, W&C, W&S, and Milbank regarding the form and substance of all material proposed filings with the Bankruptcy Court; provided, that the consent requirements set forth in this Amended Agreement or Approved Plan shall apply with respect to any motions, declarations, proposed orders or other filings with the Bankruptcy Court that constitute Restructuring Documents;
(vi)    use commercially reasonable efforts to comply with each Milestone set forth in Section 4 hereof;
(vii)    timely object to any motion filed with the Bankruptcy Court by a party seeking the entry of an order (A) directing the appointment of a trustee or examiner (with expanded powers beyond those set forth in sections 1106(a)(3) and (4) of the Bankruptcy Code), (B) converting any of the Chapter 11 Cases to a case under chapter 7 of the Bankruptcy Code, or (C) dismissing any of the Chapter 11 Cases;
(viii)    timely oppose any objections filed with the Bankruptcy Court to (A) the Disclosure Statement, (B) the Approved Plan or (C) confirmation of the Approved Plan;
(ix)    timely object to any motion filed with the Bankruptcy Court by a party seeking the entry of an order modifying or terminating the Debtors’ exclusive right to file and/or solicit acceptances of a plan of reorganization, as applicable;
(x)    comply in all material respects with applicable laws (including making or seeking to obtain all required material consents and/or appropriate filings or registrations with, notifications to, or authorizations, consents or approvals of any regulatory or governmental authority, and paying all material taxes as they become due and payable except to the extent nonpayment thereof is permitted by the Bankruptcy Code);
(xi)    maintain the good standing (or equivalent status under the laws of its incorporation or organization) under the laws of the state or other jurisdiction in which each of the Debtors are incorporated or organized;
(xii)    (A) operate the business of each of the Debtors in the ordinary course and consistent with past practice and in a manner that is consistent with this Amended Agreement and the business plan of the Debtors and confer with the Consenting Creditors and their respective representatives, as reasonably requested, on operational matters and the general status of ongoing operations, and (B) provide the Consenting Creditors with any information reasonably requested regarding the Debtors and reasonable access to management and advisors of the Debtors for the purposes of evaluating the Debtors’ assets, liabilities, operations, businesses, finances, strategies, prospects and affairs. Notwithstanding the generality of the foregoing, the Debtors shall, except as expressly contemplated by this Amended Agreement or with the prior written consent of the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties, and, subject to applicable bankruptcy law, use commercially reasonable efforts consistent with the Restructuring Transactions to (1) maintain their physical assets, properties and facilities in their current working order, condition and repair as of the date hereof, ordinary wear and tear excepted, (2) perform all obligations required to be performed by the Debtors under any executory contracts or unexpired leases that have not been rejected by order of the Bankruptcy Court, (3) maintain their books and records on a basis consistent with prior practice, (4) bill for products sold or services rendered and pay accounts payable in a manner generally consistent with past practice, but taking into account the Restructuring Transactions, (5) maintain all insurance policies, or suitable replacements therefor, in full force and effect through the close of business on the Effective Date, (6) neither encumber nor enter into any material new leases, licenses or other use or occupancy agreements for real property or any part thereof, and (7) not enter into or amend any executive employment agreements or any executive management compensation, severance or incentive plans, including any equity arrangements, except as contemplated by the Approved Plan;
(xiii)    to the extent that any legal or structural impediment arises that would prevent, hinder, or delay the consummation of the Restructuring Transactions contemplated in this Amended Agreement or the Approved Plan, negotiate in good faith appropriate additional or alternative provisions to address any such impediment, in consultation with the Requisite Consenting Second Lien Creditors and Requisite Commitment Parties; provided, however, that the economic outcome for the Consenting Creditors, the anticipated timing of confirmation and the Effective Date, and other material terms as contemplated in this Amended Agreement and in the Approved Plan must be preserved;
(xiv)    provide prompt written notice to the Consenting Creditors between the date hereof and the Effective Date of (A) the occurrence, or failure to occur, of any event of which the Debtors have actual knowledge and which such occurrence or failure would likely cause (1) any representation of the Debtors contained in this Amended Agreement to be untrue or inaccurate in any material respect, (2) any covenant of the Debtors contained in this Amended Agreement not to be satisfied in any material respect or (3) any condition precedent contained in the Approved Plan or this Amended Agreement not to occur or become impossible to satisfy, (B) receipt of any written notice from any third party alleging that the consent of such party is or may be required in connection with the Restructuring Transactions, (C) receipt of any written notice from any governmental body in connection with this Amended Agreement or the Restructuring Transactions, (D) receipt of any written notice of any proceeding commenced, or, to the actual knowledge of the Debtors, threatened against the Debtors, relating to or involving or otherwise affecting in any material respect the Restructuring Transactions, and (E) any failure of the Debtors to comply, in any material respect, with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder;
(xv)    promptly notify the Consenting Creditors in writing of any governmental or third party complaints, litigations, investigations, or hearings (or communications indicating that the same may be contemplated or threatened);

(xvi)    cause the Confirmation Order to become effective and enforceable immediately upon its entry and to have the period in which an appeal thereto must be filed commence immediately upon its entry;
(xvii)    comply in all material respects with the terms and conditions of the DIP Facility (defined in the Motion of Debtors Pursuant to 11 U.S.C. §§ 105, 361, 362, 363, and 364 and Fed. R. Bankr. P. 4001, and Local Rules 4001-1 and 4001-2 For Authority to (A) Obtain Postpetition Financing, (B) Use Cash Collateral, (C) Grant Certain Protections to Prepetition Secured Parties, and (D) Related Relief (ECF No. 5)), and the final orders and amendments related thereto (collectively, the “Final DIP Order”);
(xviii)    not object to, delay, impede or take any other action that is materially inconsistent with, or is intended or is likely to interfere with, acceptance or implementation of the Restructuring Transactions;
(xix)    not enter into, adopt or materially amend any employment agreements or any insider compensation or incentive plans, or increase in any manner the compensation or benefits (including severance), in each case, of any insider of the Debtors, without the prior consent of the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties;
(xx)    not seek to amend or modify, or file a pleading seeking authority to amend or modify, the Restructuring Documents in a manner that is materially inconsistent with this Amended Agreement or the Approved Plan;
(xxi)    not file any pleading materially inconsistent with the Restructuring Transactions or the terms of this Amended Agreement or the Approved Plan;
(xxii)    not seek, solicit, or support any Alternative Transaction, except with the prior written consent of the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties; and
(xxiii)    shall notify the Consenting Creditors promptly (but in any event within two (2) business days) of any bona fide, written proposals or offers received after the date of this Amended Agreement by any of the Debtors, any of their subsidiaries or any of their respective Representatives, relating to any Alternative Transaction, which such notice shall indicate the identity of such person and contain a summary of the material terms of such proposal or offer for an Alternative Transaction.  The Debtors shall keep the Consenting Creditors informed, on a reasonably prompt basis, of the status and material terms of any such proposals or offers and the status of any material developments in respect of any such discussions or negotiations.

5.03.    Additional Commitment of the UCC. If the UCC is a Party, the UCC agrees that, upon the occurrence of the Agreement Effective Date, the prosecution of its standing motion and claim objection filed on December 19, 2016 (ECF No. 867) entitled (I) Objection to Proof of Claim filed by Delaware Trust Company as Indenture Trustee for the 9.25% Senior Secured Second Lien Notes Due 2020 and (II) Motion of the Official Committee of Unsecured Creditors for Entry of an Order Conditionally Authorizing the Committee to Prosecute and Settle Certain Claims on Behalf of the Debtors’ Estates and Granting Related Relief (the “Standing Motion and Claim Objection”) shall be stayed, and the Standing Motion and Claim Objection shall be held in abeyance until the earlier of the occurrence of the Effective Date or the Termination Date and the UCC shall take any and all steps necessary to stay or hold in abeyance the Standing Motion and Claim Objection. Upon the occurrence of the Effective Date, the Standing Motion and Claim Objection shall be deemed dismissed or otherwise withdrawn with prejudice. For the avoidance of doubt, in the event that this Agreement is terminated pursuant to Section 9 for any reason, nothing contained herein shall impair the rights of the UCC to resume prosecution of the Standing Motion and Claim Objection following the Termination Date.
5.04.    Additional Commitment of all Parties. The Consenting Second Lien Creditors’ Second Lien Note Claims shall be allowed in the amount of $793,300,000 (which includes principal and makewhole), plus accrued unpaid pre- and post-petition default interest on all outstanding obligations, costs, fees, indemnities, and all other obligations payable under the Second Lien Notes Indenture (the  “Allowed Second Lien Note Claims”); provided, that, in the event this Amended Agreement is terminated pursuant to Section 9 for any reason, any and all rights of (i) the Debtors, with respect to the assertion, allowance and estimation (for any purpose) of any Second Lien Note Claims, in any amount, (ii) the Consenting Second Lien Creditors with respect to the assertion, allowance and estimation (for any purpose) of any Second Lien Note Claims, in any amount, it may have against the Debtors, (iii) the RBL Lenders with respect to the assertion, allowance and estimation (for any purpose) of any Second Lien Note Claims, in any amount, and (iv) the Consenting Senior Unsecured Creditors and the UCC with respect to any objections to the assertion, allowance and estimation (for any purpose) of any Second Lien Note Claims, in any amount, against the Debtors, shall be preserved, it being understood and agreed by the Debtors and the Consenting Creditors that nothing contained herein is intended or should be construed as a waiver of the Debtors’, the Consenting Second Lien Creditors’, the Consenting Senior Unsecured Creditors’, the RBL Lenders’, or the UCC’s rights with respect to any Second Lien Note Claims against the Debtors in the event that this Amended Agreement is terminated with respect to the Debtors, the Consenting Second Lien Creditors, Consenting Senior Unsecured Creditors, the RBL Lenders, or the UCC; provided, further, that the Parties agree that Allowed Second Lien Note Claims amount referenced in this Section was determined as a result of compromise and settlement by and among the Parties in relation to this Amended Agreement.
Section 6.    Transfer of Claims and Interests.

(a)    During the Amended Effective Period, no Consenting Creditor shall sell, use, pledge, assign, transfer, permit the participation in, or otherwise dispose of any ownership (including any beneficial ownership)1 in the Second Lien Note Claims or Senior Unsecured Note Claims in whole or in part (each, a “Transfer”) to any party, unless it satisfies all of the following requirements (a transferee that satisfies such requirements, a “Permitted Transferee,” and such Transfer, a “Permitted Transfer”):
(i)    the intended transferee (x) is another Consenting Creditor, (y) as of the date of such Transfer, the Consenting Creditor controls, is controlled by or is under common control with such Consenting Creditor an affiliate, affiliated fund or affiliated entity with a common investment advisor, or (z) executes a transfer agreement in the form attached hereto as Exhibit B (a “Transfer Agreement”) prior to or concurrently with the closing of such Transfer; and
(ii)    notice of any Transfer, including the amount transferred and, in the case of (i)(z) above, the fully executed Transfer Agreement, shall be provided to Weil, K&E, Akin Gump, W&C, W&S, and Milbank within three (3) business days following the closing of such Transfer.
(b)    Upon satisfaction of the requirements in Section 6(a), (i) the Permitted Transferee shall be deemed to be a Consenting Creditor hereunder and shall be deemed to be a Consenting Second Lien Creditor or Consenting Senior Unsecured Creditor, or both, as applicable, and, for the avoidance of doubt, a Permitted Transferee is bound as a Consenting Creditor under this Amended Agreement with respect to any and all claims against, or interests in, any of the Debtors, whether held at the time such Permitted Transferee becomes a Party or later acquired by such Permitted Transferee, and (ii) the transferor shall be deemed to relinquish its rights (and be released from its obligations) under this Amended Agreement to the extent of such transferred rights and obligations.
(c)    Notwithstanding Section 6(a), a Qualified Marketmaker2 that acquires any Second Lien Note Claims or Senior Unsecured Note Claims with the purpose and intent of acting as a Qualified Marketmaker for such Debtor Claims, shall not be required to execute and deliver to any of Weil, K&E, Akin Gump, W&C, W&S, or Milbank a Transfer Agreement in respect of such Second Lien Note Claims or Senior Unsecured Note Claims if (A) such Qualified Marketmaker subsequently transfers such Second Lien Note Claims or Senior Unsecured Note Claims (by purchase, sale, assignment, participation, or otherwise) within three (3) business days of its acquisition to a transferee that is an entity that is not an affiliate, affiliated fund or affiliated
____________________

[1]
As used herein, the term “beneficial ownership” means the direct or indirect economic ownership of, and/or the power, whether by contract or otherwise, to direct the exercise of the voting rights and the disposition of, the Debtor Claims or the right to acquire such claims or interests.

[2]
As used herein, the term “Qualified Marketmaker” means an entity that (a) holds itself out to the public or the applicable private markets as standing ready in the ordinary course of business to purchase from customers and sell to customers claims of the Debtors (or enter with customers into long and short positions in claims against the Debtors), in its capacity as a dealer or market maker in claims against the Debtors, (b) is, in fact, regularly in the business of making a market in claims against issuers or borrowers (including debt securities or other debt). and (c) in the case of a Qualified Marketmaker with respect to Second Lien Notes, that such entity does not and will not own any Existing BBEP Equity Interests.
entity with a common investment advisor, (B) the transferee otherwise is a Permitted Transferee (including, for the avoidance of doubt, the requirement that such transferee execute a Transfer Agreement) and (C) the Transfer otherwise is a Permitted Transfer. To the extent that a Consenting Creditor is acting in its capacity as a Qualified Marketmaker, it may transfer (by purchase, sale, assignment, participation or otherwise) any right, title or interest in Second Lien Note Claims or Senior Unsecured Note Claims that such Consenting Creditor acquires in its capacity as a Qualified Marketmaker from a holder of the Second Lien Note Claims or Senior Unsecured Note Claims who is not a Consenting Creditor without regard to the requirements set forth in Section 6(a) hereof.
(d)    This Amended Agreement shall in no way be construed to preclude the Consenting Creditors from acquiring additional Debtor Claims; provided, however, that (i) any Consenting Creditor that acquires additional Debtor Claims, as applicable, after the Agreement Effective Date shall notify Weil, K&E, Akin Gump, W&C, W&S, and Milbank of such acquisition, within five business days following such acquisition, including the amount of such acquisition, which notice may be deemed to be provided by the filing of a statement with the Bankruptcy Court as required by Rule 2019 of the Federal Rules of Bankruptcy Procedure, including revised holdings information for such Consenting Creditor and (ii) such additional Debtor Claims shall automatically and immediately upon acquisition by a Consenting Creditor, as applicable, be deemed subject to the terms of this Amended Agreement (regardless of when or whether notice of such acquisition is given to the respective counsels to the Consenting Creditors).
(e)    In addition, other than pursuant to a Permitted Transfer, any holder of Second Lien Note Claims or Senior Unsecured Note Claims shall become a Party, and become obligated as a Consenting Creditor and as a Consenting Second Lien Creditor or Consenting Senior Unsecured Creditor, or both, as applicable, solely to the extent (i) the ascension of such holder to this Amended Agreement is consented to by the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties and (ii) (x) such holder executes a joinder agreement in the form attached hereto as Exhibit C (a “Joinder Agreement”), and shall be deemed a Consenting Creditor and a Consenting Second Lien Creditor or Consenting Senior Unsecured Creditor hereunder, or both, as applicable, and (y) such joinder is delivered to Weil, K&E, Akin Gump, W&C, W&S, and Milbank within three (3) business days following the execution thereof.
(f)    Any Transfer made in violation of this Section 6 shall be void ab initio. Each other Consenting Creditor shall have the right to enforce the voiding of such Transfer. Any Consenting Creditor that effectuates a Permitted Transfer to a Permitted Transferee shall have no liability under this Amended Agreement arising from or related to the failure of the Permitted Transferee to comply with the terms of this Amended Agreement.
(g)    Notwithstanding anything to the contrary in this Section 6, the restrictions on Transfer set forth in this Section 6 shall not apply to the grant of any liens or encumbrances on any claims and interests in favor of a bank or broker dealer or prime broker holding such claims and interests in custody or prime brokerage in the ordinary course of business and which lien or encumbrance is released upon the Transfer of such claims and interests in accordance with the terms of the custody or prime brokerage agreement(s), as applicable. For the avoidance of doubt, a bank, broker-dealer or prime broker holding custody of the claims and interests shall not be subject to the terms of this Amended Agreement solely when acting in such capacity.
(h)    Any transfers of any Backstop Commitments shall be subject to the terms and conditions set forth in the Amended BCA.
(i)    Any lender under the RBL Facility and the agent thereunder may become a Party, and become obligated as a Consenting Creditor, solely to the extent (i) the ascension of such holder to this Agreement is consented to by the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties and (ii) (x) any such person or entity executes documentation in form and substance acceptable to the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties evidencing its agreement to be bound by the terms and conditions of this Agreement and make all representations and warranties contained herein as of the date thereof, and shall be deemed a Consenting Creditor and (y) such documentation is delivered to Weil, K&E, Akin Gump, W&C, W&S, and Milbank within three (3) business days following the execution thereof.
(j)    Any holder of Senior Unsecured Notes Claims that is not otherwise a Commitment Party but which becomes a Commitment Party pursuant to the Amended BCA must in advance of becoming a Commitment Party become a Party by executing a joinder in form and substance acceptable to the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties evidencing its agreement to be bound by the terms and conditions of this Amended Agreement and make all representations and warranties contained herein as of the date of its becoming a Commitment Party or otherwise participating in the Rights Offering, and shall be deemed a Consenting Creditor and Consenting Senior Unsecured Creditor hereunder. Any holder of Senior Unsecured Notes Claims that is not a Commitment Party and otherwise participates in the Rights Offering shall be required to timely vote all of its Debtor Claims in favor of the Approved Plan.
Section 7.    Representations and Warranties.
7.01.    Representations and Warranties. Each Consenting Creditor represents and warrants, severally, and not jointly, and, upon the Debtors becoming a Party, the Debtors also represent and warrant, to each other Party, as of the date hereof (or as of the date a Permitted Transferee of Debtor becomes a Party) that:
(a)    other than the UCC and the Debtors, it is the beneficial owner of the amount of the Debtor Claims identified below its name on its signature page hereof and in the amounts set forth therein, or is the nominee, investment manager, adviser, or sub-adviser for beneficial holders of the Debtor Claims, as reflected in such Consenting Creditor’s signature block to this Amended Agreement (such Debtor Claims, the “Owned Debtor Claims”);
(b)    other than the UCC and the Debtors, it has the full power and authority to act on behalf of, vote and consent to matters concerning the Owned Debtor Claims;

(c)    other than the UCC and the Debtors, the Owned Debtor Claims are free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal, or other limitation on disposition, transfer, or encumbrances of any kind, that would adversely affect in any way such Consenting Creditor’s ability to perform any of its obligations under this Amended Agreement at the time such obligations are required to be performed;
(d)    other than the UCC and the Debtors, (i) it is either an accredited investor (defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”) or (B) non-U.S. person as defined in Regulation S under the Securities Act, and (ii) any securities of New Permian Corp. or LegacyCo acquired by the applicable Consenting Creditor in connection with the Restructuring Transactions will have been acquired for investment and not with a view to distribution or resale in violation of the Securities Act;
(e)    as of the date hereof, it has no actual knowledge of any event that, due to any fiduciary or similar duty to any other person or entity, would prevent it from taking any action required of it under this Amended Agreement;
(f)    it is validly existing and in good standing (or equivalent) under the laws of its jurisdiction of organization, and this Amended Agreement is a legal, valid, and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;
(g)    except as expressly provided in this Amended Agreement, the Approved Plan, the Term Sheet, or the Bankruptcy Code, no consent or approval is required by any other person or entity in order for it to effectuate the Restructuring Transactions contemplated by, and perform its respective obligations under, this Amended Agreement and the Approved Plan;
(h)    except as expressly provided in this Amended Agreement, it has all requisite corporate or other power and authority to enter into, execute, and deliver this Amended Agreement and to effectuate the Restructuring Transactions contemplated by, and perform its respective obligations under, this Amended Agreement and the Approved Plan;
(i)    except as expressly set forth herein (and subject to necessary Bankruptcy Court approval and/or regulatory approvals associated with the Restructuring Transactions), the execution, delivery, and performance by it of this Amended Agreement does not, and shall not, require any registration or filing with consent or approval of, or notice to, or other action to, with or by, any federal, state, or other governmental authority or regulatory body;
(j)    no Consenting Creditor or Debtor is party to any contract, agreement, commitment, understanding or other obligation (written or oral) with any other person or entity with respect to any proposal inconsistent with the Restructuring Transactions, or with respect to an Alternative Transaction; and
(k)    the execution, delivery, and performance of this Amended Agreement does not and shall not: (a) violate any provision of law, rules or regulations applicable to it or any of its subsidiaries in any material respect; or (b) other than the UCC, violate its certificate of incorporation, bylaws, or other organizational documents or those of any of its subsidiaries.

Section 8.    Acknowledgement. Notwithstanding any other provision herein, this Amended Agreement is not and shall not be deemed to be an offer with respect to any securities or solicitation of votes for the acceptance of a plan of reorganization for purposes of sections 1125 and 1126 of the Bankruptcy Code or otherwise. Any such offer or solicitation will be made only in compliance with all applicable securities laws and provisions of the Bankruptcy Code.
Section 9.    Termination Events.
9.01.    Consenting Creditor Termination Events. Upon written notice from the Consenting Second Lien Creditors holding in the aggregate, more than fifty percent (50%) in number of holders and more than 66 2/3% of the aggregate principal amount of the Second Lien Notes (the “Specified Consenting Second Lien Creditors”) or the Requisite Commitment Parties delivered in accordance with Section 13.10 to all of the Parties, at any time upon the occurrence and during the continuance of any the following events, in each case, unless waived in writing by the Specified Consenting Second Lien Creditors and the Requisite Commitment Parties, either of the Specified Consenting Second Lien Creditors or the Requisite Commitment Parties may terminate this Amended Agreement as to all Parties. The UCC and RBL Lenders may terminate this Agreement as to itself and to no other Party upon written notice from the UCC and RBL Lenders delivered in accordance with Section 13.10 to all of the Parties, at any time upon the occurrence of any the following events, unless waived in writing by the UCC or RBL Lenders. No failure or delay by any of the Specified Consenting Second Lien Creditors, the Requisite Commitment Parties, the RBL Lenders, or the UCC in exercising any of their respective rights to terminate this Amended Agreement shall operate as a waiver thereof or limit in any way such termination right:
(a)    upon the failure to meet any of the Milestones;
(b)    the breach in any material respect by any Party of any of the representations, warranties, covenants, obligations or commitments set forth in this Amended Agreement, or the failure of any Party to act in a manner materially consistent with this Amended Agreement, which breach or failure to act (i) would materially and adversely impede or interfere with the acceptance, implementation or consummation of the Restructuring Transactions by the Outside Date on the terms and conditions set forth in this Amended Agreement (including the Approved Plan) and (ii) is uncured for a period of three (3) business days after the receipt of written notice in accordance with Section 13.10 of such breach from any non-breaching Party, other than with respect to any breach that is uncurable, for which no notice or cure period shall be required or apply (it being understood and agreed that any actions required to be taken by such Parties that are included in the Approved Plan but not in this Amended Agreement are to be considered “covenants” of such Parties, and therefore covenants of this Amended Agreement, notwithstanding the failure of any specific provision in the Approved Plan to be re-copied in this Amended Agreement). Notwithstanding the foregoing, under this Section 9.01(b), (w) the Specified Consenting Second Lien Creditors may only exercise a right to terminate this Amended Agreement as to all Parties if the breaching Party or Parties is one of the Consenting Senior Unsecured Creditors, (x) the Requisite Commitment Parties may only exercise a right to terminate this Amended Agreement as to all Parties if the breaching Party or Parties is one of the Consenting Second Lien Creditors and such breach is not reasonably expected to only relate to or affect LegacyCo or the Consenting Second Lien Creditors from and after the Closing, (y) the Specified Consenting Second Lien Creditors and the Requisite Commitment Parties may only terminate this Agreement as to the UCC or RBL Lenders if the UCC or RBL Lenders are the breaching Party, and not as to all Parties, and (z) the Specified Consenting Second Lien Creditors and the Requisite Commitment Parties may only terminate this Amended Agreement as to the Debtors if the Debtor is a breaching Party, and not as to all Parties;
(c)    the issuance by any governmental authority, including any regulatory authority, the Bankruptcy Court, or another court of competent jurisdiction, of any injunction, judgment, decree, charge, ruling or order that, in each case, would have an adverse effect on a material provision of this Amended Agreement or a material portion of the Restructuring Transactions or the Approved Plan or a material adverse effect on the Debtors’ businesses, unless the Debtors, the Requisite Consenting Second Lien Creditors or the Requisite Commitment Parties have sought a stay of such injunction, judgment, decree, charge, ruling, or order within fifteen (15) business days after the date of such issuance, and such injunction, judgment, decree, charge, ruling, or order is reversed or vacated within twenty (20) business days after the date of such issuance; provided, however, that the Requisite Commitment Parties may not terminate this Amended Agreement with respect to all Parties if the issuance by a governmental authority is reasonably expected to only relate to or affect LegacyCo or the Consenting Second Lien Creditors from and after the Closing;
(d)    an examiner with expanded powers beyond those set forth in sections 1106(a)(3) and (4) of the Bankruptcy Code, a trustee, or a receiver shall have been appointed in the Chapter 11 Cases;
(e)    the (i) conversion of one or more of the Chapter 11 Cases of the Debtors to a case under chapter 7 of the Bankruptcy Code or (ii) dismissal of one or more of the Chapter 11 Cases of the Debtors, unless such conversion or dismissal, as applicable, is made with the prior written consent of the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties;
(f)    any of the Restructuring Documents after completion, (i) contain terms, conditions, representations, warranties or covenants that are not materially consistent with the terms of this Amended Agreement, (ii) shall have been materially and adversely amended or modified or (iii) shall have been withdrawn, in each case, without the consent of the applicable Party in accordance with its approval rights under this Amended Agreement (including the Term Sheet), and in the case of a Restructuring Document that is also an order, including the Confirmation Order, such order shall have been materially stayed, reversed, vacated or adversely modified, without the prior written consent of the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties, unless the Debtors have sought a stay of such order within five (5) business days after the date of such issuance, and such order is stayed, reversed or vacated within ten (10) business days after the date of such issuance; provided, however, that the Requisite Commitment Parties may not terminate this Amended Agreement with respect to all Parties if the breach on account of this Section 9.01(f) is reasonably expected to only relate to or affect LegacyCo or the Consenting Second Lien Creditors from and after the Closing;

(g)    (i) any of the Parties file a pleading seeking authority to amend, modify or withdraw any of the Restructuring Documents without the prior written consent of the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties, or (ii) the Approved Plan or Disclosure Statement is amended or modified in any manner that is materially adverse to either the Consenting Second Lien Creditors or the Consenting Senior Unsecured Creditors and is otherwise not reasonably acceptable to the Requisite Consenting Second Lien Creditors or the Requisite Commitment Parties; provided, however, that (y) Specified Consenting Second Lien Creditors shall not have a right to terminate this Amended Agreement on account of a breach of this Section 9.01(g) by any Consenting Second Lien Creditor and (z) the Requisite Commitment Parties shall not have a right to terminate this Amended Agreement on account of a breach of this Section 9.01(g) by any Consenting Senior Unsecured Creditor; provided, further, that the Requisite Commitment Parties may not terminate this Amended Agreement with respect to all Parties if the breach on account of this Section 9.01(g) is reasonably expected to only relate to or affect LegacyCo or the Consenting Second Lien Creditors from and after the Closing;
(h)    any of the Parties directly or indirectly propose, support, assist, solicit or file a pleading seeking approval of any Alternative Transaction (or any approval of any sales, voting or other procedures in connection with an Alternative Transaction) without the prior written consent of the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties that results in a material adverse effect for the consummation of the Restructuring Transactions; provided, however, that (y) Specified Consenting Second Lien Creditors shall not have a right to terminate this Amended Agreement on account of a breach of this Section 9.01(h) by any Consenting Second Lien Creditor and (z) the Requisite Commitment Parties shall not have a right to terminate this Amended Agreement on account of a breach of this Section 9.01(h) by any Consenting Senior Unsecured Creditor;
(i)    the Debtors file a motion or application seeking authority to sell all or a material portion of its assets without the prior written consent of the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties; provided, however, that the Requisite Commitment Parties may not terminate this Amended Agreement with respect to all Parties if the breach on account of this Section 9.01(i) is reasonably expected to only relate to or affect LegacyCo or the Consenting Second Lien Creditors from and after the Closing;
(j)    the Debtors file a motion seeking authority to enter into post-petition secured financing, without the prior written consent of the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties; provided, however, that the Requisite Commitment Parties may not terminate this Amended Agreement with respect to all Parties if the breach on account of this Section 9.01(j) is reasonably expected to only relate to or affect LegacyCo or the Consenting Second Lien Creditors from and after the Closing;
(k)    the Bankruptcy Court enters an order avoiding, disallowing, subordinating or recharacterizing any claim, lien or interest held by any Consenting Creditor arising under or related to the Indentures or the Final DIP Order, unless any Party sought a stay of such order within five (5) business days after the date of such issuance, and such order is stayed, reversed or vacated within ten (10) business days after the date of such issuance; provided, however, that the Requisite Commitment Parties may not terminate this Amended Agreement with respect to all Parties if the breach on account of this Section 9.01(k) is reasonably expected to only relate to or affect LegacyCo or the Consenting Second Lien Creditors from and after the Closing;
(l)    the occurrence of an event of default under the Final DIP Order unless waived by all parties entitled to waive such event of default; provided, however, that the Requisite Commitment Parties may only terminate this Amended Agreement with respect to all Parties if this Section 9.01(l) results in an order that results a foreclosure on the assets to be owned by New Permian Corp. upon the Effective Date;
(m)    the UCC is a Party, the UCC refuses or otherwise does not obtain an order staying or holding in abeyance the Standing Motion and Claim Objection within five (5) business days after becoming a Party, subject to Section 5.03 of this Agreement; or
(n)    the Bankruptcy Court grants relief that (i) is inconsistent with this Amended Agreement in any material respect or (ii) would, or would reasonably be expected to, materially frustrate the purposes of this Amended Agreement, including by preventing the consummation of the Restructuring Transactions, unless the Debtors or the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties have sought a stay of such relief within five (5) business days after the date of such issuance, and such order is stayed, reversed or vacated within ten (10) business days after the date of such issuance; provided, however, that the Requisite Commitment Parties may not terminate this Amended Agreement with respect to all Parties if the breach on account of this Section 9.01(n) is reasonably expected to only relate to or affect LegacyCo or the Consenting Second Lien Creditors from and after the Closing.
9.02.    Debtor Termination Events. This Amended Agreement shall terminate, solely with respect to the Debtors, immediately upon delivery of written notice from BBEP to all of the Parties (in accordance with Section 13.10) at any time after the occurrence and during the continuance of any Debtor Termination Event, as defined in this Section 9.
(a)    The breach in any material respect by one or more of the Consenting Creditors of any of the undertakings, representations, warranties or covenants of the Consenting Creditors set forth herein which remains uncured for a period of ten (10) business days after the receipt of written notice of such breach;
(b)    The board of directors, board of managers, or such similar governing body of any Debtor reasonably determines in good faith after consultation with outside counsel that continued performance under this Amended Agreement would be inconsistent with the exercise of its fiduciary duties under applicable law; provided, that BBEP or another Debtor provides notice of such determination to the Consenting Creditors within two days after the date thereof;
(c)    The Amended BCA and the rights and obligations of all parties thereunder is terminated in accordance with its terms;
(d)    The Requisite Commitment Parties or the Specified Consenting Second Lien Creditors give a notice of termination of this Amended Agreement;

(e)    On the date that an order is entered by the Bankruptcy Court or a court of competent jurisdiction denying confirmation of the Approved Plan (unless caused by a default by the Debtors of its obligations hereunder, in which event the Debtors shall not have the right to terminate under this subsection) or declining to approve the Disclosure Statement; provided, that the Debtors shall not have the right to terminate this Amended Agreement pursuant to this Section if the Bankruptcy Court declines to approve the Disclosure Statement or denies confirmation of the Approved Plan subject only to the making of ministerial or administrative modifications to the Approved Plan or Disclosure Statement;
(f)    The acquisition of Existing BBEP Equity Interests by Consenting Second Lien Creditors or by any persons controlled by or persons controlling such Consenting Second Lien Creditors; provided, however, that a Consenting Second Lien Creditor as of the date hereof or any person controlled by or controlling such Second Lien Creditor as of the date hereof may acquire Existing BBEP Equity Interests from any person that is a Consenting Second Lien Creditor as of the date hereof or a person controlled by or persons controlling such Consenting Second Lien Creditor as of the date hereof, if such acquisition does not cause (i) EIG Equity Aggregator or any person controlled by or controlling EIG Equity Aggregator to own more Existing BEPP Equity Interests than is owned by EIG Equity Aggregator as of the date hereof, or (ii) any Consenting Second Lien Creditor or any person controlled by or person controlling such Consenting Second Lien Creditor to own Existing BBEP Equity Interests constituting (A) 30 percent or more of the aggregate preference amount (including accrued but unpaid yield) or aggregate capital accounts of the combined Series A Cumulative Redeemable Preferred Units and the Series B Preferred Units or (B) thirty percent (30%) or more of the common units of BBEP (in the case of both clause (i) and clause (ii), to the knowledge of the acquiring Consenting Second Lien Creditor and its controlling and controlled persons, after reasonable inquiry among the Consenting Second Lien Creditor and its controlled and controlling persons but for avoidance of doubt not requiring inquiry outside such persons, and separately to the knowledge of the selling Consenting Second Lien Creditor and its controlling and controlled persons, also after reasonable inquiry among the Consenting Second Lien Creditor and its controlled and controlling persons but for avoidance of doubt not requiring inquiry outside such persons, with “own” being determined for purposes of this proviso taking into account the constructive ownership rules applicable for purposes of Section 707(b)(1) of the Tax Code and the Treasury Regulations thereunder); provided, further, that for purposes of this Section 9.02(f), the terms “controlled” and “controlling” shall have the meaning described in Section 11(b); and
(g)    The issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any final, non-appealable ruling, judgment or order enjoining the consummation of a material portion of the Restructuring Transactions, which ruling, judgment or order has not been stayed, reversed or vacated within twenty (20) business days after such issuance.
9.03.    Mutual Termination. This Amended Agreement, and the obligations of all Parties hereunder, may be terminated by mutual agreement among the Debtors, the Requisite Consenting Second Lien Creditors, and the Requisite Commitment Parties.
9.04.    Automatic Termination. This Amended Agreement shall terminate automatically without any further required action or notice on the earlier of (i) the Effective Date, (ii) the Outside

Date (as such date may be extended subject to Section 10(a) of this Amended Agreement), and (iii) the termination of the Amended BCA with respect to all parties in accordance with its terms.
9.05.    Effect of Termination.
(a)    No Party may terminate this Amended Agreement if such Party failed to perform or comply in all material respects with the terms and conditions of this Amended Agreement, with such failure to perform or comply causing, or resulting in, the occurrence of one or more termination events specified herein. The date on which termination of this Amended Agreement is effective shall be referred to as a “Termination Date.”
(b)    Upon the occurrence of a Termination Date by either the Specified Consenting Second Lien Creditors or the Requisite Commitment Parties in accordance with Section 9.01 above, (i) this Amended Agreement shall be of no further force and effect and each Party subject to such termination consistent with Section 9.01 above shall be released from its commitments, undertakings and agreements under or related to this Amended Agreement and shall have the rights and remedies that it would have had, had it not entered into this Amended Agreement, and shall be entitled to take all actions, whether with respect to the Restructuring Transactions or otherwise, that it would have been entitled to take had it not entered into this Amended Agreement, including with respect to any and all claims or causes of action, provided, that in no event shall any termination relieve any Party from liability for its material breach or material non-performance of its obligations hereunder prior to the date of such termination and (ii) any and all consents or ballots tendered by the Parties subject to such termination before a Termination Date shall be deemed, for all purposes, to be null and void from the first instance and shall not be considered or otherwise used in any manner by the Parties in connection with the Restructuring Transactions and this Amended Agreement or otherwise. Notwithstanding anything to the contrary in this Amended Agreement, any termination under Section 9.01 that is based directly on the actions or inactions of the Debtor shall only, in and of itself, result in the termination of this Amended Agreement with respect to the Debtors only and no other Party shall be relieved from its obligations hereunder.
(c)    Upon the occurrence of a Termination Date by either the UCC or RBL Lenders in accordance with Section 9.01 above, this Agreement shall be of no further force and effect with respect to the UCC and the RBL Lenders and the UCC and the RBL Lenders subject to such termination consistent with Section 9.01 above shall be released from their commitments, undertakings and agreements under or related to this Agreement and shall have the rights and remedies that it would have had, had it not entered into this Agreement, and shall be entitled to take all actions, whether with respect to the Restructuring Transactions or otherwise, that it would have been entitled to take had it not entered into this Agreement, including with respect to any and all claims or causes of action, provided, that in no event shall any termination relieve the UCC and the RBL Lenders from liability for its material breach or material non-performance of its obligations hereunder prior to the date of such termination.
(d)    Upon the occurrence of a Termination Date in accordance with Section 9.02 above, this Amended Agreement shall be of no further force and effect with respect to the Debtors and the Debtors subject to such termination consistent with Section 9.02 above shall be released from its commitments, undertakings and agreements under or related to this Amended Agreement and shall have the rights and remedies that it would have had, had it not entered into this Amended Agreement, and shall be entitled to take all actions, whether with respect to the Restructuring Transactions or otherwise, that it would have been entitled to take had it not entered into this Amended Agreement, including with respect to any and all claims or causes of action, provided, that in no event shall any termination relieve the Debtors from liability for its material breach or material non-performance of its obligations hereunder prior to the date of such termination. Upon the occurrence of a Termination Date in accordance with Section 9.02 above, any and all provisions of the Agreement referencing “Weil,” the “Debtor,” or “Debtors” shall continue to be in full force and effect with respect to the Consenting Creditors as if such provision were written without reference to “Weil,” the “Debtor,” or “Debtors.”
(e)    Notwithstanding anything to the contrary in this Amended Agreement, this Section 9.05 shall not be construed to prohibit any of the Debtors or the Consenting Creditors from contesting whether any such termination is in accordance with its terms or to seek enforcement of any rights under this Amended Agreement that arose or existed before a Termination Date. Except as expressly provided in this Amended Agreement, nothing herein is intended to, or does, in any manner waive, limit, impair or restrict any right of any Debtor or Consenting Creditor, or the ability of any Debtor or Consenting Creditor, to protect and preserve its rights (including rights under this Amended Agreement), remedies and interests, including its claims against any Debtor or Consenting Creditor.
9.06.    Automatic Stay. The Debtors acknowledge that the giving of notice of termination by any Party pursuant to this Amended Agreement nor compliance with any provision hereto shall not be a violation of the automatic stay of section 362 of the Bankruptcy Code; provided, that nothing herein shall prejudice any Party’s rights to argue that the giving of notice of termination was not proper under the terms of this Amended Agreement.
Section 10.    Amendments. This Amended Agreement, including the Term Sheet, may not be modified, amended, or supplemented in any manner except as consented to (in writing) signed by the Debtors, the Requisite Consenting Second Lien Creditors, and the Requisite Commitment Parties; provided, however, that if the proposed modification, amendment, or supplement has a material, disproportionate (as compared to other Consenting Creditors holding Second Lien Note Claims or Senior Unsecured Note Claims) and adverse effect on any of the Consenting Creditors or the Debtor Claims held by such Consenting Creditors, then the consent of each such affected Consenting Creditor shall also be required to effectuate such modification, amendment, or supplement; and provided, further, that any extension of the Outside Date beyond 180 days after the Amended Agreement Effective Date shall require the written consent of each of the Commitment Parties and the Consenting Second Lien Creditors.
Section 11.    Additional Agreements of the Consenting Second Lien Creditors. For purposes of this Section 11, the terms “own” and “acquire” and any variation thereon shall as used herein mean as determined for U.S. federal income tax purposes, and the term “Existing BBEP Equity Interests” shall be limited to outstanding Series A Cumulative Redeemable Preferred Units, Series B Preferred Units, and common units of BBEP.

(a)    Each Consenting Second Lien Creditor represents and warrants that it (or in the event it is a disregarded entity for U.S. federal income tax purposes, its tax-regarded owner):
(i)    does not own any Existing BBEP Equity Interests, except as set forth on the signature page for such Consenting Second Lien Creditor;
(ii)    shall dispose of any Existing BBEP Equity Interests that it owns, or in lieu thereof, any Second Lien Note Claims that it owns, prior to the confirmation date of the Approved Plan (provided that, for the avoidance of doubt, any such disposition may be to a related or affiliated person that is not treated as the same person for tax purposes) or otherwise undertake transactions such that any Existing BBEP Equity Interests are not treated for tax purposes as owned by the same person that owns any Second Lien Note Claims; and
(iii)    shall be, as of the Distribution Record Date and as of Effective Date, or shall cause the second lien debt to be held as of the Distribution Record Date and as of Effective Date by, a “United States person” within the meaning of Section 7701(a)(30) of the Tax Code and the regulations promulgated thereunder.
(b)    Each Consenting Second Lien Creditor represents and warrants that the following persons do not own any Existing BBEP Equity Interests, except as set forth on the signature page3 for such Consenting Second Lien Creditor:
(i)    any entity controlled by (through direct or indirect equity ownership) such Consenting Second Lien Creditor, and
(ii)    any person controlling (directly or indirectly through equity ownership) such Consenting Second Lien Creditor, including (A) such Consenting Second Lien Creditor’s general partner (if such Consenting Second Lien Creditor is a limited partnership), such Consenting Second Lien Creditor’s managing member (if such Consenting Second Lien Creditor is a limited liability company), any other equityholder in a similar managing capacity or owning controlling voting equity interests with respect to the Consenting Second Lien Creditor owns Existing BBEP Equity Interests, (B) any entity directly owning more than fifty percent (50%) of the equity interests in such Consenting Second Lien Creditor, and (C) in the case of a controlling entity, any person that controls such controlling entity.
(c)    Each Consenting Second Lien Creditor shall promptly notify the Debtors if such Consenting Second Lien Creditor (or in the event it is a disregarded entity for U.S. federal income tax purposes, its tax-regarded owner) or any entities controlled by or persons controlling (as described in Section 11(b)) such Consenting Second Lien Creditor acquire any Existing BBEP Equity Interests hereafter or dispose of any Existing BBEP Equity Interests to an unrelated party. Such notification shall include the amount and type of Existing BBEP Equity Interests that such person or entity owns.
____________________

[3]
Each Consenting Second Lien Creditor shall set forth on its signature page to this Amended Agreement any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by any entity controlled by and any person controlling such Consenting Second Lien Creditor.

(d)    Such Consenting Second Lien Creditor shall cooperate with the Debtors and with LegacyCo and make available such information, records or other documents as are within the possession or control of such Consenting Second Lien Creditor and are reasonably requested by the Debtors or LegacyCo in respect of the preparation of any tax filing, any audit or other proceeding, in each case, as relates to the income tax treatment of the Restructuring Transactions effectuated pursuant to the Approved Plan (including such information, records or other documents that support compliance with the provisions of this Section 11 by any entity controlled by and any person controlling such Consenting Second Lien Creditor); provided, however, for the avoidance of doubt, that such information, records or other documents shall not include any information that is confidential or proprietary in any respect (as determined in such Consenting Second Lien Creditor’s reasonable discretion).
Section 12.    Agreements of the Consenting Senior Unsecured Creditors.4 For purposes of this Section 12, the terms “own” and “acquire” and any variation thereon shall as used herein mean as determined for U.S. federal income tax purposes, and the term “Existing BBEP Equity Interests” shall be limited to outstanding Series A Cumulative Redeemable Preferred Units, Series B Preferred Units and common units of BBEP.
(a)    Each Consenting Senior Unsecured Creditor represents and warrants, to its actual knowledge, that it (or in the event it is a disregarded entity for U.S. federal income tax purposes, its tax-regarded owner) does not own any Existing BBEP Equity Interests, except as set forth on the signature page for such Consenting Senior Unsecured Creditor.
(b)    Each Consenting Senior Unsecured Creditor shall promptly notify the Debtors if, as of the date hereof (or the date such Consenting Senior Unsecured Creditor becomes a party hereto) or anytime on or prior to the Effective Date, to its actual knowledge, any of the following persons or entities owns or becomes the owner of Existing BBEP Equity Interests:
(i)    any entity wholly owned (directly or indirectly) by such Consenting Senior Unsecured Creditor, and
(ii)    any person that wholly owns (directly or indirectly) such Consenting Senior Unsecured Creditor.
Such notification shall include the amount and type of Existing BBEP Equity Interests that such person or entity owns. To its actual knowledge,5 each Consenting Senior Unsecured Creditor shall set forth on its signature page to this Agreement any ownership of Existing BBEP Equity Interests as of the date of this Agreement by any entity wholly owned or wholly owning such Consenting Senior Unsecured Creditor.
____________________

[4]	The representations and warranties made in this Section 12 are only made as of the date of this Amended Agreement.

[5]
For the avoidance of doubt, where the phrase “to its actual knowledge” is used in this Section 12, such phrase means the actual knowledge of the individual signing this Agreement on behalf of a Consenting

(c)    Such Consenting Senior Unsecured Creditor shall cooperate with the Debtors and with LegacyCo and make available such information, records or other documents as are within the possession or control of such Consenting Senior Unsecured Creditor and are reasonably requested by the Debtors or LegacyCo in respect of the preparation of any tax filing, any audit or other proceeding, in each case as relates to the income tax treatment of the Restructuring Transactions effectuated pursuant to the Approved Plan; provided, however, for the avoidance of doubt, that such information, records or other documents shall not include any information that is confidential or proprietary in any respect (as determined in such Consenting Senior Unsecured Creditor’s sole discretion).
Section 13.    Miscellaneous.
13.01.    Further Assurances. Subject to the other terms of this Amended Agreement, the Parties agree to execute and deliver such other instruments and perform such acts, in addition to the matters herein specified, as may be reasonably appropriate or necessary, or as may be required by order of the Bankruptcy Court in connection with the Approved Plan, from time to time, to effectuate the Restructuring Transactions, as applicable.
13.02.    Entire Agreement. This Amended Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements, oral, or written, among the Parties with respect thereto.
13.03.    Headings. The headings of all sections of this Amended Agreement are inserted solely for the convenience of reference and are not a part of and are not intended to govern, limit, or aid in the construction or interpretation of any term or provision hereof.
13.04.    GOVERNING LAW; SUBMISSION TO JURISDICTION; SELECTION OF FORUM; WAIVER OF TRIAL BY JURY. THIS AMENDED AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. Each Party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Amended Agreement in the Bankruptcy Court (or court of proper appellate jurisdiction) (the “Chosen Court”), and solely in connection with claims arising under this Amended Agreement: (a) irrevocably submits to the exclusive jurisdiction of the Chosen Court; (b) waives any objection to laying venue in any such action or proceeding in the Chosen Court; and (c) waives any objection that the Chosen Court is an inconvenient forum or does not have jurisdiction over any Party hereto or constitutional authority to finally adjudicate the matter.
13.05.    Trial by Jury Waiver. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDED AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
____________________
Senior Unsecured Creditor.

13.06.    Execution of Agreement. This Amended Agreement may be executed and delivered in any number of counterparts and by way of electronic signature and delivery, each such counterpart, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement. Except as expressly provided in this Amended Agreement, each individual executing this Amended Agreement on behalf of a Party has been duly authorized and empowered to execute and deliver this Amended Agreement on behalf of said Party.
13.07.    Rules of Construction. Notwithstanding anything contained herein to the contrary, it is the intent of the Parties that all references to votes or voting in this Amended Agreement be interpreted to include votes or voting on a chapter 11 plan under the Bankruptcy Code. When a reference is made in this Amended Agreement to a section or exhibit, such reference shall be to a section or exhibit, respectively, of or attached to this Amended Agreement unless otherwise indicated. Unless the context of this Amended Agreement otherwise requires, (a) words using the singular or plural number also include the plural or singular number, respectively, (b) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement, (c) the words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation,” and (d) the word “or” shall not be exclusive and shall be read to mean “and/or.” “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form, and any requirement that any notice, consent or other information shall be provided “in writing” shall include email. Any reference to “business day” means any day, other than a Saturday, a Sunday or any other day on which banks located in New York, New York are closed for business as a result of federal, state or local holiday and any other reference to day means a calendar day.
13.08.    Interpretation; Representation by Counsel. This Amended Agreement is the product of negotiations among the Consenting Second Lien Creditors and the Consenting Senior Unsecured Creditors and in the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any Party by reason of that Party having drafted or caused to be drafted this Amended Agreement, or any portion hereof, shall not be effective in regard to the interpretation hereof. The Consenting Second Lien Creditors and the Consenting Senior Unsecured Creditors were each represented by counsel during the negotiations and drafting of this Amended Agreement and continue to be represented by counsel and, therefore, waive the application of any law, regulation, holding or rule of construction (i) providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document or (ii) any Party with a defense to the enforcement of the terms of this Amended Agreement against such Party based upon lack of legal counsel.
13.09.    Successors and Assigns; No Third Party Beneficiaries. This Amended Agreement is intended to bind and inure to the benefit of the Parties and their respective successors and permitted assigns, as applicable. There are no third party beneficiaries under this Amended Agreement, and the rights or obligations of any Party under this Amended Agreement may not be assigned, delegated, or transferred to any other person or entity.

13.10.    Notices. All notices hereunder shall be deemed given if in writing and delivered by electronic mail, courier, or registered or certified mail (return receipt requested) to the following addresses (or at such other addresses as shall be specified by like notice):
(a)    if to the Debtors, to the electronic mail addresses set forth below such Party’s signature, as the case may be, with copies to:
Breitburn Energy Partners LP
707 Wilshire Boulevard, Suite 4600
Los Angeles, CA 90017
Fax: (213) 225-5917
Attention: Gregory Brown, General Counsel
Email: gbrown@breitburn.com
With a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP (as counsel to the Debtors)
767 Fifth Avenue
New York, NY 10153
Facsimile: (212) 310-8007
Attention: Ray C. Schrock, P.C. and Stephen Karotkin, Esq.
Email: ray.schrock@weil.com and stephen.karotkin@weil.com
(b)    if to a Consenting Second Lien Creditor, to the electronic mail addresses set forth below such Party’s signature (or as directed by any Permitted Transferee thereof), as the case may be, with copies to:
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention: Christopher Marcus
Email address: christopher.marcus@kirkland.com
-and-
Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654
Attention: Steven N. Serajeddini
E-mail address: steven.serajeddini@kirkland.com
(c)    if to a Consenting Senior Unsecured Creditor, to the electronic mail addresses set forth below such Party’s signature (or as directed by any Permitted Transferee thereof), as the case may be, with copies to:
Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
New York, NY 10036

Attention: Ira Dizengoff
Email address: idizengoff@akingump.com
Akin Gump Strauss Hauer & Feld LLP
1333 New Hampshire Avenue, N.W.
Washington, DC 20036
Attention: Scott Alberino; Daniel Fisher
Email address: salberino@akingump.com; dfisher@akingump.com
and

White & Case LLP
1221 Avenue of the Americas
New York, NY 10020
Attention: Harrison Denman
Email address: hdenman@whitecase.com
(d)    if to the UCC, to:
Milbank, Tweed, Hadley & McCloy LLP
2029 Century Park East, 33rd Floor
Los Angeles, CA 90067
Attention: Gregory Bray
Email address: gbray@mailbank.com
(e)    if to the RBL Lenders, to:
Winston & Strawn LLP
333 S. Grand Avenue, 38th Floor
Los Angeles, CA 90071
Attn: Eric E. Sagerman, Justin E. Rawlins,
Telephone: (213) 615-1700
Telecopier: (213) 615-1750
Email: esagerman@winston.com, jrawlins@winston.com
or such other address as may have been furnished by a Party to each of the other Parties by notice given in accordance with the requirements set forth above. Any notice given by delivery, mail (electronic or otherwise), or courier shall be effective when received.
13.11.    Survival. Notwithstanding the termination of this Amended Agreement pursuant to Section 9, the agreements and obligations of the Parties in this Section 13.11 and Sections 9.05, 10, 13.02, 13.04, 13.05, 13.06, 13.07, 13.08, 13.09, 13.10, 13.12, 13.13, 13.14, 13.15, 13.16, 13.17 and 13.18.
13.12.    Independent Analysis. Each Party hereby confirms that its decision to execute this Amended Agreement has been based upon its independent assessment of documents and information available to it, as it has deemed appropriate.

13.13.    Waiver. If the Restructuring Transactions are not consummated, or if this Amended Agreement is terminated for any reason, the Parties fully reserve any and all of their rights. Pursuant to Federal Rule of Evidence 408 and any other applicable rules of evidence, this Amended Agreement and all negotiations relating hereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms, pursue the consummation of the Restructuring Transactions or the payment of damages to which a Party may be entitled under this Amended Agreement.
13.14.    Relationship Among Parties.
(a)    Notwithstanding anything herein to the contrary, (i) the duties and obligations of the Parties under this Amended Agreement shall be several, not joint, (ii) no Party shall have any responsibility by virtue of this Amended Agreement for any trading by any other entity; (iii) no prior history, pattern, or practice of sharing confidences among or between the Parties shall in any way affect or negate this Amended Agreement; (iv) the Parties hereto acknowledge that this Amended Agreement does not constitute an agreement, arrangement or understanding with respect to acting together for the purpose of acquiring, holding, voting or disposing of any equity securities of the Debtors and the Parties do not constitute a “group” within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (v) none of the Parties shall have any fiduciary duty, any duty of trust or confidence in any form, or other duties or responsibilities in any kind or form to each other, including as a result of this Amended Agreement or the transactions contemplated herein or in the Approved Plan; and (vi) no action taken by any Party pursuant to this Amended Agreement shall be deemed to constitute or to create a presumption by any of the Parties that the Parties are in any way acting in concert or as such a “group.”
(b)    Notwithstanding anything to the contrary herein, this Amended Agreement (including the Approved Plan) and the transactions contemplated hereby shall not create any fiduciary duties between and among the Consenting Senior Unsecured Creditors (in their capacity as holders of Senior Unsecured Notes Claims) or the Consenting Second Lien Creditors, or other duties or responsibilities to each other, the Debtors, or any Debtor’s creditors or other stakeholders.
13.15.    Specific Performance. It is understood and agreed by the Parties that money damages would be an insufficient remedy for any breach of this Amended Agreement by any Party and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief (without the posting of any bond and without proof of actual damages) as a remedy of any such breach, including an order of a court of competent jurisdiction requiring any Party to comply promptly with any of its obligations hereunder. All rights, powers, and remedies provided under this Amended Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any right, power, or remedy thereof by any Party shall not preclude the simultaneous or later exercise of any other such right, power, or remedy by such Party or any other Party.
13.16.    Several, Not Joint and Several, Obligations. Except as otherwise expressly set forth herein, the agreements, representations, warranties, liabilities and obligations of the Parties under this Amended Agreement are, in all respects, several and not joint and several.

13.17.    Severability and Construction. If any provision of this Amended Agreement shall be held by a court of competent jurisdiction to be illegal, invalid, or unenforceable, in whole or in part, the remaining provisions shall remain in full force and effect. Upon any such determination of invalidity, the Parties shall negotiate in good faith to modify this Amended Agreement so as to effect the original intent of the Parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
13.18.    Reporting of Debtor Claims. The Parties agree and acknowledge that the reported amount of the Debtor Claims reflected in each Consenting Creditor signature block does not necessarily reflect the full amount of such Consenting Creditor Debtor Claims (including, without limitation, principal, accrued and unpaid interest, makewhole, fees and expenses) and any disclosure made on any Consenting Creditor signature block shall be without prejudice to any subsequent assertion by or on behalf of such Consenting Creditor of the full amount of its Debtor Claims.
13.19.    Remedies Cumulative. All rights, powers, and remedies provided under this Amended Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any right, power, or remedy thereof by any Party shall not preclude the simultaneous or later exercise of any other such right, power, or remedy by such Party.
13.20.    Claim Resolution Matters. Prior to the Effective Date, the Debtors shall not enter into any agreements with holders of claims (as defined in the Bankruptcy Code) other than as contemplated in this Amended Agreement, relating to the allowance, estimation, validity, extent, or priority of such claims, or the treatment and classification of such claims under the Approved Plan without the prior written consent of the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties, except with respect to (a) claims which the Debtors are authorized to resolve or pay pursuant to any applicable first day orders or (b) claims as otherwise contemplated herein.
13.21.    Settlement Discussions. This Amended Agreement is part of a proposed settlement of matters that could otherwise be the subject of litigation among the Parties. Pursuant to Rule 408 of the Federal Rules of Evidence, any applicable state rules of evidence and any other applicable law, foreign or domestic, this Amended Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms.
13.22.    FIRPTA Certification. On or before the Effective Date, each of BBEP and LegacyCo shall have received a certification from each Consenting Second Lien Creditor or any related or affiliated transferee thereof (or, in the event such creditor is a disregarded entity for U.S. federal income tax purposes, its tax-regarded owner) and New Permian Corp. satisfying the requirements of U.S. Treasury Regulations Section 1.1445-2(b)(2) stating that such creditor is not a foreign person for purposes of Section 1445 of the Code and the regulations promulgated thereunder.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Parties have executed this Amended Agreement on the day and year first above written.
DEBTORS

BREITBURN ENERGY PARTNERS LP

By:    Breitburn GP LLC,
its general partner

By:    /s/ Halbert S. Washburn
Name:    Halbert S. Washburn
Title:    Chief Executive Officer

BREITBURN OPERATING LP

By:    Breitburn Operating GP LLC,
its general partner

By:    /s/ Halbert S. Washburn
Name:    Halbert S. Washburn
Title:    Chief Executive Officer

BREITBURN FINANCE CORPORATION

By:    /s/ Halbert S. Washburn
Name:    Halbert S. Washburn
Title:    Chief Executive Officer

ALAMITOS COMPANY
BEAVER CREEK PIPELINE, L.L.C.
GTG PIPELINE LLC
MERCURY MICHIGAN COMPANY, LLC
PHOENIX PRODUCTION COMPANY
QRE GP, LLC
TERRA ENERGY COMPANY LLC
TERRA PIPELINE COMPANY LLC

By:    /s/ James G. Jackson
Name:    James G. Jackson
Title:    Chief Financial Officer

BREITBURN OPERATING GP LLC
BREITBURN GP LLC
BREITBURN MANAGEMENT COMPANY LLC

By:    /s/ James G. Jackson
Name:    James G. Jackson
Title:    Chief Financial Officer

BREITBURN FLORIDA LLC
BREITBURN OKLAHOMA LLC
BREITBURN SAWTELLE
BREITBURN TRANSPETCO GP LLC
BREITBURN TRANSPETCO LP LLC

By:    Breitburn Operating LP,
its sole member

By:    Breitburn Operating GP LLC,
its general partner

By:    /s/ Halbert S. Washburn
Name:    Halbert S. Washburn
Title:    Chief Executive Officer

QR ENERGY, LP

By:    QRE GP, LLC,
its general partner

By:    /s/ Halbert S. Washburn
Name:    Halbert S. Washburn
Title:    Chief Executive Officer

QRE OPERATING, LLC

By:    QR Energy, LP,
its sole member

By:    QRE GP, LLC,
its general partner

By:    /s/ Halbert S. Washburn
Name:    Halbert S. Washburn
Title:    Chief Executive Officer

TRANSPETCO PIPELINE COMPANY, L.P.

By:    Breitburn Operating LP,
on behalf of itself and as the sole member of Breitburn Transpetco GP LLC, a general partner

By:    Breitburn Operating GP LLC,
its general partner

By:    /s/ Halbert S. Washburn
Name:    Halbert S. Washburn
Title:    Chief Executive Officer

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED ("MLPFS"), solely in respect of its Global Credit and Special Situations Group and not any other group, unit, division or affiliate of MLPFS

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

By:	/s/ Vincenzo Ruocco
Name: Vincenzo Ruocco
Title: Vice President, US Corporate Actions

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Notice Address:
222 Broadway, 11th Floor
New York, NY 10038

Attention: Corporate Actions/Vincenzo Ruocco
Email:BASCorporateActions@bofasecurities.com

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

BEACH POINT SELECT FUND LP
By: Beach Point Capital Management LP
Its Investment Manager

By:	/s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

Aggregate Principal Amount of 2020 Notes:

$_________________
Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g. claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o Beach Point Capital Management LP
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Attention: Joseph Fabiani
Email: jfabiani@beachpointcapital.com

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

BEACH POINT TOTAL RETURN MASTER
FUND, L.P.
By: Beach Point Capital Management LP
Its Investment Manager

By:	/s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

Aggregate Principal Amount of 2020 Notes:

$
Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g. claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o Beach Point Capital Management LP
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Attention: Joseph Fabiani
Email: jfabiani@beachpointcapital.com

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

BPC UKI, L.P.
By: BPC AS LLC
Its General Partner
By: Beach Point Capital Management LP
Its Investment Manager

By:	/s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

Aggregate Principal Amount of 2020 Notes:

$_________________
Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g. claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o Beach Point Capital Management LP
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Attention: Joseph Fabiani
Email: jfabiani@beachpointcapital.com

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

LUMX BEACH POINT TOTAL RETURN
FUND LIMITED
By: Beach Point Capital Management LP
Its Trading Adviser

By:	/s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

Aggregate Principal Amount of 2020 Notes:

$_________________
Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g. claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o Beach Point Capital Management LP
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Attention: Joseph Fabiani
Email: jfabiani@beachpointcapital.com

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

BEACH POINT MULTI ASSET CREDIT
FUND LTD
By: Beach Point Capital Management LP
Its Investment Manager

By:	/s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

Aggregate Principal Amount of 2020 Notes:

$_________________
Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g. claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o Beach Point Capital Management LP
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Attention: Joseph Fabiani
Email: jfabiani@beachpointcapital.com

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

BEACH POINT MULTI-STRATEGY cREDIT
MASTER FUND, L.P.
By: Beach Point Capital Management LP
Its Investment Manager

By:	/s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

Aggregate Principal Amount of 2020 Notes:

$
Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g. claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o Beach Point Capital Management LP
1620 26th Street, Suite 6000N
Santa Monica, CA 90404
Attention: Joseph Fabiani
Email: jfabiani@beachpointcapital.com

ELLIOTT ASSOCIATES, L.P.
By: Elliott Capital Advisors, L.P., as general partner
By: Braxton Associates, Inc., as general Partner

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of 10/10/17)
		Amount	Type
Elliott Associates, L.P.

By:	/s/ Elliott Greenberg
Name: Elliott Greenberg
Title: Vice President

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________

Type:

$_________________
Notice Address:
c/o Elliott Management Corporation
40 West 57th Street
New York, N.Y. 10019
Attention: Michael Stephan
Email: mstephan@elliottmgmt.com

ELLIOTT INTERNATIONAL, L.P.
By: Elliott International Capital Advisors, Inc., as attorney-in-fact

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of 10/10/17)
		Amount	Type
Elliott International, L.P.

By:	/s/ Elliott Greenberg
Name: Elliott Greenberg
Title: Vice President

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o Elliott Management Corporation
40 West 57th Street
New York, N.Y. 10019
Attention: Michael Stephan
Email: mstephan@elliottmgmt.com

BLACKROCK MULTI-MANAGER
ALTERNATIVE STRATEGIES FUND
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of 10/10/17)
		Amount	Type

By:	/s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

$_________________
Notice Address:
c/o Marathon Asset Management L.P.
One Bryant Park, 38th Floor
New York, N.Y. 10036
Attention: Michael Alexander
Email: msalexander@marathonfund.com

BSF MULTI-MANAGER ALTERNATIVE
STRATEGIES FUND
By: Marathon Asset Management, L.P.
Its Investment Manager and Authorized Signatory

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of 10/10/17)
		Amount	Type

By:	/s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o Marathon Asset Management L.P.
One Bryant Park, 38th Floor
New York, N.Y. 10036
Attention: Michael Alexander
Email: msalexander@marathonfund.com

KTRS CREDIT FUND
By: Marathon Asset Management, L.P.
Its Investment Manager and Authorized Signatory

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of 10/10/17)
		Amount	Type

By:	/s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o Marathon Asset Management L.P.
One Bryant Park, 38th Floor
New York, N.Y. 10036
Attention: Michael Alexander
Email: msalexander@marathonfund.com

MARATHON BLUE GRASS CREDIT FUND, L.P.
By: Marathon Asset Management, L.P.
Its Investment Manager and Authorized Signatory

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of 10/10/17)
		Amount	Type

By:	/s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o Marathon Asset Management L.P.
One Bryant Park, 38th Floor
New York, N.Y. 10036
Attention: Michael Alexander
Email: msalexander@marathonfund.com

MARATHON CENTRE STREET
PARTNERSHIP, L.P.
By: Marathon Asset Management, L.P.
Its Investment Manager and Authorized Signatory

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of 10/10/17)
		Amount	Type

By:	/s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o Marathon Asset Management L.P.
One Bryant Park, 38th Floor
New York, N.Y. 10036
Attention: Michael Alexander
Email: msalexander@marathonfund.com

MARATHON CREDIT DISLOCATION FUND, L.P.
By: Marathon Asset Management, L.P.
Its Investment Manager and Authorized Signatory

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of 10/10/17)
		Amount	Type

By:	/s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o Marathon Asset Management L.P.
One Bryant Park, 38th Floor
New York, N.Y. 10036
Attention: Michael Alexander
Email: msalexander@marathonfund.com

MARATHON SPECIAL OPPORTUNITY MASTER FUND, LTD.
By: Marathon Asset Management, L.P.
Its Investment Manager and Authorized Signatory

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of 10/10/17)
		Amount	Type

By:	/s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o Marathon Asset Management L.P.
One Bryant Park, 38th Floor
New York, N.Y. 10036
Attention: Michael Alexander
Email: msalexander@marathonfund.com

MASTER SIF SICAV-SIF
By: Marathon Asset Management, L.P.
Its Investment Manager and Authorized Signatory

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of 10/10/17)
		Amount	Type

By:	/s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o Marathon Asset Management L.P.
One Bryant Park, 38th Floor
New York, N.Y. 10036
Attention: Michael Alexander
Email: msalexander@marathonfund.com

ASCENSION ALPHA FUND LLC, by WL Ross & Co. LLC

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of 10/10/17)
		Amount	Type

By:	/s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o WL Ross & Co., LLC
1166 Avenue of the Americas, 25th Floor
New York, N.Y. 10036
Attention:
Email:

ASCENSION HEALTH MASTER PENSION TRUST, by WL Ross & Co. LLC

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of 10/10/17)
		Amount	Type

By:	/s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o WL Ross & Co., LLC
1166 Avenue of the Americas, 25th Floor
New York, N.Y. 10036
Attention:
Email:

CARILION CLINIC, by WL Ross & Co. LLC

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of 10/10/17)
		Amount	Type

By:	/s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o WL Ross & Co., LLC
1166 Avenue of the Americas, 25th Floor
New York, N.Y. 10036
Attention:
Email:

CATALINA HOLDINGS (BERMUDA) LTD., by WL Ross & Co. LLC

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of 10/10/17)
		Amount	Type

By:	/s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o WL Ross & Co., LLC
1166 Avenue of the Americas, 25th Floor
New York, N.Y. 10036
Attention:
Email:

MARQUETTE COMPANIES, LLC, by WL Ross & Co. LLC

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of 10/10/17)
		Amount	Type

By:	/s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o WL Ross & Co., LLC
1166 Avenue of the Americas, 25th Floor
New York, N.Y. 10036
Attention:
Email:

PEPPERDINE UNIVERSITY, by WL Ross & Co. LLC

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of 10/10/17)
		Amount	Type

By:	/s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o WL Ross & Co., LLC
1166 Avenue of the Americas, 25th Floor
New York, N.Y. 10036
Attention:
Email:

RETIREMENT PLAN OF CARILION CLINIC, by WL Ross & Co. LLC

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of 10/10/17)
		Amount	Type

By:	/s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o WL Ross & Co., LLC
1166 Avenue of the Americas, 25th Floor
New York, N.Y. 10036
Attention:
Email:

UNIVERSITY OF MINNESOTA FOUNDATION, by WL Ross & Co. LLC

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of 10/10/17)
		Amount	Type

By:	/s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o WL Ross & Co., LLC
1166 Avenue of the Americas, 25th Floor
New York, N.Y. 10036
Attention:
Email:

WLR RECOVERY FUND V, L.P., by WL Ross & Co. LLC

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of 10/10/17)
		Amount	Type

By:	/s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o WL Ross & Co., LLC
1166 Avenue of the Americas, 25th Floor
New York, N.Y. 10036
Attention:
Email:

WLR V PARALLEL ESC, L.P., by WL Ross & Co. LLC

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of 10/10/17)
		Amount	Type

By:	/s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o WL Ross & Co., LLC
1166 Avenue of the Americas, 25th Floor
New York, N.Y. 10036
Attention:
Email:

WLR SC FINANCING CONDUIT LLC, by WL Ross & Co. LLC

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of 10/10/17)
		Amount	Type

By:	/s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
c/o WL Ross & Co., LLC
1166 Avenue of the Americas, 25th Floor
New York, N.Y. 10036
Attention:
Email:

EIG Redwood Debt Aggregator, LP

In accordance with Section 11, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Second Lien Creditor and any entity controlled by and any person controlling such Consenting Second Lien Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Second Lien Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

EIG Redwood Debt Aggregator, LP

By: EIG Redwood Aggregator GP, LLC, its general partner and Attorney-in-Fact

By: EIG Asset Management, LLC, its sole member

By:	/s/ Clayton R. Taylor
Name: Clayton R. Taylor
Title: Managing Director

By:	/s/ Richard K. Punches, II
Name: Richard K. Punches, II
Title: Managing Director

Aggregate Principal Amount of Second Lien Notes: $_________________
Any other Debtor Claims:
Type:

$_________________
Type:

$_________________
Notice Address:
c/o EIG Management Company, LLC
333 Clay Street, Suite 3500
Houston, TX 77002
Attention: Amy Springs; Clayton Taylor
Email: amy.springs@eigpartners.com; clay.taylor@eigpartners.com

Anchorage Capital Partners, L.P.

In accordance with Section 11, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Second Lien Creditor and any entity controlled by and any person controlling such Consenting Second Lien Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Second Lien Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

Anchorage Capital Partners, L.P.

By: Anchorage Capital Group, L.L.C., its investment manager

By:	/s/ Sean Gallahue
Name: Sean Gallahue
Title: Authorized Signatory

Aggregate Principal Amount of Second Lien Notes: $_________________

Any other Debtor Claims:
Type:

$_________________
Type:

$_________________
Notice Address:
c/o Anchorage Capital Group, L.L.C.
610 Broadway, 6th Floor
New York, New York 10012
Attention: Legal
Email: legal@anchoragecap.com

ACMO BBEP, L.P.

In accordance with Section 11, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Second Lien Creditor and any entity controlled by and any person controlling such Consenting Second Lien Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Second Lien Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

ACMO BBEP, L.P.

By: Anchorage Capital Group, L.L.C., its investment manager

By:	/s/ Sean Gallahue
Name: Sean Gallahue
Title: Authorized Signatory

Aggregate Principal Amount of Second Lien Notes: $_________________
Any other Debtor Claims:
Type:

$_________________
Type:

$_________________
Notice Address:
c/o Anchorage Capital Group, L.L.C.
610 Broadway, 6th Floor
New York, New York 10012
Attention: Legal
Email: legal@anchoragecap.com

Guggenheim Funds Trust -
Guggenheim Macro Opportunities Fund

In accordance with Section 11, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Second Lien Creditor and any entity controlled by and any person controlling such Consenting Second Lien Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Second Lien Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

Guggenheim Funds Trust - Guggenheim Macro
Opportunities Fund

By: Guggenheim Partners Investment Management, LLC, as Investment Adviser

By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

Aggregate Principal Amount of Second Lien Notes: $_________________

Any other Debtor Claims:
Type:

$_________________
Type:

$_________________
Notice Address:
c/o Guggenheim Partners Investment Management, LLC
330 Madison Avenue, 10th Floor
New York, New York 10017
Attention: GI Legal
Email: Justin.carroll@guggenheimpartners.com

Hamilton Finance LLC

In accordance with Section 11, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Second Lien Creditor and any entity controlled by and any person controlling such Consenting Second Lien Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Second Lien Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

Hamilton Finance LLC

By: Guggenheim Partners Investment Management, LLC, as Sub-Advisor

By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

Aggregate Principal Amount of Second Lien Notes: $_________________
Any other Debtor Claims:
Type:

$_________________

Type:

$_________________
Notice Address:
c/o Guggenheim Partners Investment Management, LLC
330 Madison Avenue, 10th Floor
New York, New York 10017
Attention: GI Legal
Email: Justin.carroll@guggenheimpartners.com

Maverick Enterprises, Inc.

In accordance with Section 11, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Second Lien Creditor and any entity controlled by and any person controlling such Consenting Second Lien Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Second Lien Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

Maverick Enterprises, Inc.

By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

Aggregate Principal Amount of Second Lien Notes: $_________________
Any other Debtor Claims:
Type:

$_________________

Type:

$_________________
Notice Address:
c/o Guggenheim Partners Investment Management, LLC
330 Madison Avenue, 10th Floor
New York, New York 10017
Attention: GI Legal
Email: Justin.carroll@guggenheimpartners.com

NZC Guggenheim Master Fund Limited

In accordance with Section 11, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Second Lien Creditor and any entity controlled by and any person controlling such Consenting Second Lien Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Second Lien Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

NZC Guggenheim Master Fund Limited

By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

Aggregate Principal Amount of Second Lien Notes: $_________________
Any other Debtor Claims:
Type:

$_________________

Type:

$_________________
Notice Address:
c/o Guggenheim Partners Investment Management, LLC
330 Madison Avenue, 10th Floor
New York, New York 10017
Attention: GI Legal
Email: Justin.carroll@guggenheimpartners.com

NZC Guggenheim Fund LLC

In accordance with Section 11, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Second Lien Creditor and any entity controlled by and any person controlling such Consenting Second Lien Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Second Lien Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

NZC Guggenheim Fund LLC

By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

Aggregate Principal Amount of Second Lien Notes: $_________________
Any other Debtor Claims:
Type:

$_________________

Type:

$_________________
Notice Address:
c/o Guggenheim Partners Investment Management, LLC
330 Madison Avenue, 10th Floor
New York, New York 10017
Attention: GI Legal
Email: Justin.carroll@guggenheimpartners.com

SEI Institutional Managed Trust -
Multi Asset Income Fund

In accordance with Section 11, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Second Lien Creditor and any entity controlled by and any person controlling such Consenting Second Lien Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Second Lien Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

SEI Institutional Managed Trust - Multi Asset
Income Fund

By: Guggenheim Partners Investment Management, LLC, as Sub-Adviser

By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

Aggregate Principal Amount of Second Lien Notes: $_________________

Any other Debtor Claims:
Type:

$_________________
Type:

$_________________
Notice Address:
c/o Guggenheim Partners Investment Management, LLC
330 Madison Avenue, 10th Floor
New York, New York 10017
Attention: GI Legal
Email: Justin.carroll@guggenheimpartners.com

AKANTHOS CAPITAL MANAGEMENT, LLC

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

By:	/s/ Michael Kao
Name: Michael Kao
Title: CEO

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
21700 Oxnard Street, Suite 1730
Woodland Hills, CA 91367

Attention:Akanthos Capital Management, LLC
Email: mkao@akanthoscapital.com; AkanthosTrading@akanthoscapital.com

FRANKLIN ADVISERS, INC., as investment manager on behalf of certain funds and accounts

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of 10/10/17)
		Amount	Type

By:	/s/ Glenn Voyles
Name: Glenn Voyles
Title: SVP

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
Franklin Templeton Investments
1 Franklin Pkwy
San Mateo, CA 94403
Attention: Bryant Dieffenbacher, Chris Chen
Email: bryant.dieffenbacher@franklintempleton.com, chris.chen@franklintempleton.com

1992 MSF INTERNATIONAL LTD., Highbridge Capital Management, LLC, as Trading Manager

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
40 West 57th Street, 32nd Floor
New York, NY 10019

Attention:Damon Meyer
Email: damon.meyer@highbridge.com

1992 TACTICAL CREDIT MASTER FUND, Highbridge Capital Management, LLC, as Trading Manager

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
40 West 57th Street, 32nd Floor
New York, NY 10019

Attention:Damon Meyer
Email: damon.meyer@highbridge.com

PACIFIC CAPITAL MANAGEMENT LLC

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

By:	/s/ Jonathan Glaser
Name: Jonathan Glaser
Title: Managing Member

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
11601 Wilshire Blvd, Ste. 1925
Los Angeles, CA 90025

Attention:
Email: jmg@jmgcapital.com

NEWBERG FAMILY TRUST UTD 12/18/90

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

By:	/s/ Bruce Newberg
Name: Bruce Newberg
Title: Trustee

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
Bruce Newberg
11601 Wilshire Blvd, Suite 1925
Los Angeles, CA 90025
Attention:
Email: bruce@newbergfamily.net

BARCLAYS BANK PLC (“Barclays”), solely in respect of its Distressed Trading Desk (the “Distressed Desk”) and not any other unit, group, division, or affiliate of Barclays and solely in respect of the Distressed Desk’s Senior Unsecured Note Claims

For the avoidance of doubt, and notwithstanding anything to the contrary contained in this Agreement, nothing in this Agreement shall bind Barclays, to take or not take any action (including any action contemplated by the provisions of the Agreement referenced above), or otherwise in any respect, other than with respect to its Distressed Desk and its Senior Unsecured Claims.
In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

By /s/ Adam Yarnold
Name: Adam Yarnold
Title: Managing Director

Aggregate Principal Amount of 2020 Notes:
$
Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
745 Seventh Avenue
New York, NY 10019

Attention: Brian Hook
Email: brian.hook@barclays.com

SONOMA CAPITAL MANAGEMENT

In accordance with Section 12, set forth below is any ownership of Existing BBEP Equity Interests as of the date of this Amended Agreement by the Consenting Senior Unsecured Creditor and any entity wholly owned by and any person wholly owning such Consenting Senior Unsecured Creditor. If none is shown, none is owned.

Name of Owner	Relationship to Consenting Senior Unsecured Creditor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

By:	/s/ Jeffrey Thorp
Name: Jeffrey Thorp
Title: Member

Aggregate Principal Amount of 2020 Notes:
$_________________

Aggregate Principal Amount of 2022 Notes:

$_________________

Any other Debtor Claims (e.g., claims under the RBL Facility or DIP credit facility):

Type:

$_________________
Type:

$_________________
Notice Address:
Sonoma Capital Management
437 Madison Ave, 34th Floor
New York, NY 10022
Attention: Jeffrey Thorp
Email: jthorp@sonomacm.com

EXHIBIT A
APPROVED PLAN

[Attached.]

EXHIBIT B
PROVISION FOR TRANSFER AGREEMENT
The undersigned (“Transferee”) hereby acknowledges that it has read and understands the Amended and Restated Restructuring Support Agreement, dated as of October 11, 2017 (the “Amended Agreement”),1 by and among the Debtors and the Consenting Creditors, including the transferor to the Transferee of any Second Lien Note Claims or Senior Unsecured Note Claims (each such transferor, a “Transferor”), and agrees to be bound by the terms and conditions thereof to the extent the Transferor was thereby bound, and shall be deemed a “Consenting Creditor” as well as a “Consenting Second Lien Creditor” or “Consenting Senior Unsecured Creditor,” as applicable, under the terms of the Amended Agreement, based on the Debtor Claim that is Transferred. This Transfer Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflict of laws that would require the application of the law of any other jurisdiction.

The Transferee specifically agrees to be bound by the terms and conditions of the Amended Agreement and makes all representations and warranties contained therein as of the date of the Transfer, including the agreement to be bound by the vote of the Transferor if such vote was cast before the effectiveness of the Transfer discussed herein. The Transferee intends to be and is bound under the Amended Agreement with respect to any and all claims against, or interests in, any of the Debtors, whether currently held or hereafter acquired by such Transferee.
Date Executed: ________________
TRANSFEREE

Name of Institution:
By:
Name:
Its:
Telephone:
Facsimile:

_______________

[1]	Capitalized terms not used but not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Agreement.

In accordance with commitments in the Amended Agreement, set forth below is any ownership of Existing BBEP Equity Interests as of the date of the Amended Agreement by the Transferee and any entity wholly owned by and any person wholly owning such Transferee. If none is shown, none is owned. As of the date hereof, the Transferee does not own any additional Existing BBEP Equity Interests.

Name of Owner	Relationship to the Transferor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

Aggregate Amounts Beneficially Owned or Managed on Account of

Second Lien Note Claims

$

Senior Unsecured Note Claims: 2020 Senior Notes

$

Senior Unsecured Note Claims: 2022 Senior Notes

$

RBL Claims

$

DIP Claims

$

Any other Debtor Claims:

Type:

$

Type:

$

NOTICE ADDRESS:
[            ]
[            ]
[            ]
Attention: [            ]
E-mail: [            ]

with a copy to:
[            ]
[            ]
[            ]
Attention: [            ]
E-mail: [            ]

EXHIBIT C
JOINDER AGREEMENT

[Attached.]

Joinder Agreement

[_________], 2017
The undersigned (“Transferee”) hereby acknowledges that it has read and understands the Amended and Restated Restructuring Support Agreement, dated as of October 11, 2017, a copy of which is attached hereto as Annex I (as it may be amended, supplemented, or otherwise modified from time to time, the “Amended Agreement”),1 by and among the Debtors and the Consenting Creditors.
1.    Agreement to be Bound. The Transferee hereby agrees to be bound by all of the terms of the Amended Agreement. The Transferee shall hereafter be deemed to be a “Consenting Creditor” and a “Party” for all purposes under the Amended Agreement.
2.    Representations and Warranties. With respect to the aggregate Debtor Claims set forth below its name on the signature page hereof, the Transferee hereby makes the representations and warranties of the Consenting Creditors set forth in Section 7 of the Amended Agreement to each other Party.
3.    Governing Law. This joinder agreement (the “Joinder Agreement”) to the Amended Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflicts of law provisions which would require the application of the law of any other jurisdiction.
4.    Ownership of Existing BBEP Equity Interests. In accordance with commitments in the Amended Agreement, set forth below is any ownership of Existing BBEP Equity Interests as of the date of the Amended Agreement by the Transferee and any entity wholly owned by and any person wholly owning such Transferee. If none is shown, none is owned. As of the date hereof, the Transferee does not own any additional Existing BBEP Equity Interests.

Name of Owner	Relationship to the Transferor	Amount and Type of Existing BBEP Equity Interests Owned (as of __/__/__)
		Amount	Type

* * * * *
_______________

[1]	Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Amended Agreement.

IN WITNESS WHEREOF, the Transferee has caused this Joinder Agreement to be executed as of the date first written above.

Name of Transferor:
Name of Transferee:

By:

Name:

Title:

Amount of Second Lien Note Claims (if any): $__________________
Amount of Senior Unsecured Note Claims under the 2020 Senior Notes (if any): $_______
Amount of Senior Unsecured Note Claims under the 2022 Senior Notes (if any): $_______
Amount of RBL Claims (if any): $__________________
Amount of DIP Claims (if any): $__________________
Amount of any other Debtor Claims (if any): $__________________

Notice Address:

Fax:
Attention:

With a copy to:

Fax:
Attention:

EXHIBIT D
TERM SHEET

Execution Version
IN RE BREITBURN ENERGY PARTNERS, L.P., et al.
Case No. 16-11390 (SMB) (Bankr. S.D.N.Y.)
Restructuring Term Sheet
This preliminary term sheet (the “Term Sheet”)1, in conjunction with the Approved Plan and that certain Amended and Stated Restructuring Support Agreement dated October 11, 2017 (the “Amended Agreement”), summarizes certain material terms and conditions of a new money rights offering, the proceeds of which would be used to fund a plan of reorganization for Breitburn Energy Partners L.P. (“BBEP”) and its various affiliated debtor entities (collectively, the “Debtors”). The transactions contemplated in this Term Sheet are subject in all respects to the negotiation, execution, and delivery of definitive documentation.
Until publicly disclosed with the prior written consent of (i) the ad hoc group of holders of the Debtors’ Senior Unsecured Notes comprised of Beach Point Capital Management LP, Elliott Management Corporation, Marathon Asset Management, LP, and W.L. Ross & Co. LLC (the “Ad Hoc Unsecured Noteholder Group”), (ii) the ad hoc group of holders of the Debtors’ Senior Unsecured Notes represented by White & Case LLP (the “W&C Group”), (iii) the ad hoc group of second lien noteholders (the “Second Lien Noteholder Group”), and (iv) the Debtors, this Term Sheet and the information contained herein is strictly confidential and may not be shared with any person other than the Ad Hoc Unsecured Noteholder Group, the W&C Group, the Second Lien Noteholder Group, the Commitment Parties (defined below) and their respective professional advisors.
THIS TERM SHEET DOES NOT CONSTITUTE (NOR SHALL IT BE CONSTRUED AS) AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OR REJECTIONS AS TO ANY chapter 11 PLAN, IT BEING UNDERSTOOD THAT SUCH A SOLICITATION, IF ANY, ONLY WILL BE MADE IN COMPLIANCE WITH APPLICABLE PROVISIONS OF ALL APPLICABLE LAW. THIS TERM SHEET DOES NOT ADDRESS ALL TERMS THAT WOULD BE REQUIRED IN CONNECTION WITH ANY POTENTIAL TRANSACTIONS REFERENCED HEREIN AND THE ENTRY INTO OR THE CREATION OF ANY BINDING AGREEMENT IS SUBJECT TO THE EXECUTION OF DEFINITIVE DOCUMENTATION IN FORM AND SUBSTANCE CONSISTENT WITH THIS TERM SHEET AND OTHERWISE ACCEPTABLE TO THE AD HOC UNSECURED NOTEHOLDER GROUP, THE DEBTORS, THE W&C GROUP, AND THE SECOND LIEN NOTEHOLDER GROUP. THIS TERM SHEET HAS BEEN PRODUCED FOR DISCUSSION AND SETTLEMENT PURPOSES ONLY AND IS SUBJECT TO THE PROVISIONS OF RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND OTHER SIMILAR APPLICABLE STATE AND FEDERAL RULES PROTECTING THE USE OR DISCLOSURE OF INFORMATION EXCHANGED IN THE CONTEXT OF SETTLEMENT DISCUSSIONS.

Management Incentive Plan
The Approved Plan may provide for the creation of one or more long-term management incentive plans for the management of each of LegacyCo and New Permian Corp. on terms to be determined by the board of directors of each of LegacyCo and New Permian Corp. following the Effective Date.

Transition Services Agreement
By no later than the Effective Date, LegacyCo and New Permian Corp. shall enter into a transition services agreement (the “Transition Services Agreement”) pursuant to which LegacyCo shall, upon request, provide New Permian Corp. with specified administrative, managerial and other services related to, among

____________________

[1]
Capitalized terms used but not otherwise defined herein have the meaning ascribed to such terms in the Approved Plan, the Amended Agreement, or that certain Amended and Restated Backstop Commitment Agreement, dated October, 11 2017, as applicable.

other things, (i) the operation and development of the Permian Assets and (ii) listing of New Permian Corp. Common Stock (defined below) on any of the OTCBB, OTCQX, OTCQB, or OTC Pink markets, in each case from and after the Closing. The Transition Services Agreement shall contain commercially reasonable terms for a transaction of this type and shall be in form and substance reasonably acceptable to the Requisite Commitment Parties and the Requisite Consenting Second Lien Creditors, including:
1.    a term of eight months;
2.    reimbursement of all actual and reasonable costs and expenses incurred by LegacyCo (and not, for the avoidance of doubt, including any element of mark-up, profit or ‘cost plus’ for the benefit of LegacyCo) under the Transition Services Agreement pursuant to a cost allocation methodology to be agreed upon by the Requisite Commitment Parties and the Requisite Consenting Second Lien Creditors, including costs of the LegacyCo management team during the term of the Transition Services Agreement to the extent such members of the management team provide services to New Permian Corp. under the Transition Services Agreement; and
3.    indemnification for LegacyCo and any other service provider for any losses arising under the Transition Services Agreement (except for losses or damages due to LegacyCo’s gross negligence and willful misconduct), including third party claims and any claims arising from the registration and listing of New Permian Corp. Common Stock.

Board of Directors of LegacyCo / Transfers
The board of directors and governance of LegacyCo shall be determined by the Requisite Consenting Second Lien Creditors in their sole discretion; provided, that (a) New Permian Corp. shall have the right to appoint an observer to the board of directors of LegacyCo, which observer shall be subject to customary confidentiality and privilege and conflict of interest exclusion provisions to be mutually agreed; (b) the Legacyco Organizational Documents shall require the consent of New Permian Corp. for any affiliate transactions that are not on arms’ length terms and are not approved by the LegacyCo board members appointed by non-conflicted equity holders; and (c) New Permian Corp., in its capacity as a holder of LegacyCo Units, shall have reasonable and customary preemptive rights, tag-along rights, and information rights (including access to quarterly and annual financial statements); provided, further, that New Permian Corp., in its capacity as a holder of LegacyCo Units, shall only retain the right to appoint an observer and receive information so long as it holds at least 5.0% of LegacyCo Units (provided, that, New Permian Corp. shall not be deemed to own less than 5.0% of the LegacyCo Units solely due to dilution by virtue of equity issuances exempted from New Permian Corp.’s preemptive rights).
New Permian Corp.’s LegacyCo Units shall be subject to reasonable and customary transfer restrictions, including no transfers to LegacyCo competitors and customary drag rights; provided, that New Permian Corp. shall not be prevented from encumbering its LegacyCo Units in connection with obtaining any financing.

Post-Effective Date New Permian Corp. Equity, Shareholder and Governance Rights
The post-Effective Date equity, shareholder and governance rights for New Permian Corp. shall be on the terms and conditions set forth on Exhibit A attached hereto and otherwise acceptable to the Requisite Commitment Parties.

Fiduciary Duties
Notwithstanding anything to the contrary herein, this Term Sheet and the transactions contemplated hereby shall not create any fiduciary duties between and among the Commitment Parties (in their capacity as Senior Unsecured Noteholders), the Second Lien Noteholder Group or its members, or other duties or responsibilities to each other, the Debtors, or any Debtor’s creditors or other stakeholders.

Exhibit A
Post-Effective Date New Permian Corp. Equity, Shareholder and Governance Rights

[Attached]

New Permian Corp.
Company Status
Subject to the completion of additional diligence and the determination of the Requisite Commitment Parties, it is anticipated that New Permian Corp. shall be a Delaware corporation. New Permian Corp. shall not be a public company and shall not be required to file reports under the Exchange Act.
To the maximum extent possible, the governance arrangements of New Permian Corp. shall not cause the holders of New Permian Corp. Common Stock (defined below) to become a group pursuant to Section 13 of the Exchange Act.
New Permian Corp. shall use its reasonable best efforts to be listed on the Pink Sheets market by 12/31/18.

Classes of Equity	Upon consummation of Approved Plan, there shall be one class of common stock (the “New Permian Corp. Common Stock”).
Transferability	Subject to the requirements of the Securities Act and applicable state securities’ laws, as amended, the New Permian Corp. Common Stock shall not be subject to contractual restrictions on transfer.
Preemptive Rights
Until New Permian Corp. Common Stock is listed on one of the NYSE or Nasdaq markets (the “New Permian Corp. Listing Condition”), each holder of more than 1% (together with affiliates) of the New Permian Corp. Common Stock shall be entitled to customary preemptive participation rights, including, without limitation, with respect to (i) any equity capital raises, (ii) any debt capital raises (or series of debt capital raises) (a) pursuant to which any affiliates of New Permian Corp. collectively are providing greater than 45% of the new capital or any one affiliate of New Permian Corp. is providing greater than 25% of the new capital, and/or (b) if the debt capital raise includes the issuance of any warrants, instruments convertible to equity, or other equity-type features or components; provided that in all cases such preemptive rights shall be subject to customary exceptions.

Information Rights
New Permian Corp. shall hold quarterly conference calls for shareholders, with dates and dial-in information announced at least three (3) days prior to such quarterly calls.
New Permian Corp. shall make quarterly and annual financial information available on a website for its equity holders.

New Permian Corp.
Affiliate Transactions
Until the New Permian Corp. Listing Condition is satisfied, New Permian Corp. shall not enter into a transaction with (a) affiliates of New Permian Corp. holding more than 2% of New Permian Corp.’s outstanding equity or (b) the officers, managers, directors, or lenders of the New Permian Corp. or their Subsidiaries (in each case, an “Affiliate Transaction”) on terms less favorable than those that would have been obtainable from a third party on an arms-length basis for such transaction and any Affiliate Transaction shall be approved by a majority of the disinterested/non-conflicted directors of New Permian Corp..
For purposes hereof, Affiliate Transactions shall exclude (i) transactions (or series of related transactions) with a value less than $5 million entered into in the ordinary course of business with entities that are affiliates solely as a result of being a portfolio company of an equity holder or lender of New Permian Corp., (ii) indemnification, expense advancement and expense reimbursement of employees, officers and managers, (iii) transactions subject to preemptive rights, (iv) employee compensation and benefits, and (v) intercompany transactions (other than transactions with LegacyCo).

New Permian Corp.
Governance Rights
Except as otherwise set forth below for the election of directors, each share of stock issued by New Permian Corp. shall be entitled to one vote and shall be entitled to vote for all such matters that are put to the stockholders for approval under New Permian Corp.’s governing documents and applicable law. Notwithstanding the foregoing, management and governance of New Permian Corp. shall be determined by the New Permian Corp. Board (defined below) for all matters except those that require shareholder approval under applicable law.
The number of directors on the board of directors of New Permian Corp. (the “New Permian Corp. Board”) shall be established with five (5) directors, which number may be increased following the Effective Date upon a determination of the New Permian Corp. Board, and any vacancies resulting from such an increase shall be filled by a majority vote of the New Permian Corp. Board.
The New Permian Corp. Board shall be as follows:
(i)    One (1) director shall be the Chief Executive Officer of New Permian Corp. (the “CEO”); and
(ii)    Four (4) of the directors shall be appointed by the Commitment Parties identified below (each, a “Nominating Holder”) as follows:
(a)    WL Ross, shall be entitled to nominate and have elected one (1) director on the New Permian Corp. Board;
(b)    Elliott shall be shall be entitled to nominate and have elected three (3) directors on the New Permian Corp. Board.
The Commitment Parties (other than WL Ross and Elliott) shall be entitled to appoint one non-voting observer to the New Permian Corp. Board (by majority vote of all Backstop Commitments not held by Elliott or WL Ross) for an initial two-year term. The observer shall have full access to New Permian Corp. Board materials and meetings, except where such access would jeopardize attorney-client privilege.
The governance documents for New Permian Corp. shall provide for a re-allocation of Board seats following a material change in share ownership.

Unless the New Permian Corp. Listing Condition is satisfied, the Commitment Parties shall have customary tag-along rights on non-open market sales of (x) 35% or more of New Permian Corp. Common Stock in the first year following closing, (y) 40% or more of New Permian Corp. Common Stock in the second year following closing and (z) 45% or more of New Permian Corp. Common Stock in the third year following closing.

New Permian Corp.
Shareholder Voting
Until the New Permian Corp. Listing Condition is satisfied, the following transactions shall require prior approval from a 2/3 vote of New Permian Corp. Common Stock (which may be provided by written consent):
(i)    amending New Permian Corp.’s or any of its Subsidiaries’ organizational documents that would materially and disproportionately affect the shareholder rights to be granted hereunder;
(ii)    any decrease in the number of directors serving on the New Permian Corp. Board;
(iii)    during the one-year period following the Effective Date, any equity capital raises or equity offerings having a value in excess of $350 million; and
(iv)    any sale of all or substantially all the assets of New Permian Corp. or any other transaction (whether by merger, consolidation or otherwise) which result in a change of control of New Permian Corp. (this item shall be subject to a majority vote after the one-year anniversary of closing).

Equity Incentives
Any equity incentives granted or issued to management or employees of New Permian Corp. or its Subsidiaries, or to any providers of services to New Permian Corp. or its Subsidiaries, shall dilute each holder of stock of New Permian Corp. equally and ratably, regardless of the time of issue of such incentive or approval of any plan for such issuance.

Registration Rights	Once New Permian Corp. is public, holders of New Permian Corp. Common Stock shall have customary piggyback registration rights for a public company, subject to customary cutbacks and limitations.